                                                                    EXHIBIT 10.5

                               IMMUNEX CORPORATION

                      PROFIT SHARING 401(k) PLAN AND TRUST







               (As Amended and Restated Effective January 1, 2000)

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                                    CONTENTS

I.   NAME AND EFFECTIVE DATE............................................... I-1
     1.1    Name........................................................... I-1
     1.2    Effective Date................................................. I-1

II.  DEFINITIONS........................................................... II-1
     2.1    Accounts....................................................... II-1
     2.2    Accrued Benefit................................................ II-1
     2.3    Affiliate...................................................... II-1
     2.4    Allocable Income............................................... II-1
     2.5    Beneficiary.................................................... II-1
     2.6    Board.......................................................... II-2
     2.6    Code........................................................... II-2
     2.7    Compensation................................................... II-2
     2.8    Computation Period............................................. II-3
     2.9    Employee....................................................... II-3
     2.10   Employer....................................................... II-4
     2.11   Enrollment Date................................................ II-4
     2.12   ERISA.......................................................... II-4
     2.13   Highly Compensated Employee.................................... II-4
     2.14   Hour of Service................................................ II-5
     2.15   Investment Fund................................................ II-7
     2.16   Investment Manager............................................. II-7
     2.17   Limitation Year................................................ II-7
     2.18   Nonhighly Compensated Employee................................. II-7
     2.19   Normal Retirement Age.......................................... II-8
     2.20   One-Year Break in Service...................................... II-8
     2.21   Participant.................................................... II-8

Immunex Corporation Profit Sharing 401(k) Plan anf Trust                  Page i

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
      2.22  Participant Elected Contribution.............................  II-8
      2.23  Plan or Trust................................................  II-8
      2.24  Plan Administrator or Committee..............................  II-8
      2.25  Plan Year....................................................  II-8
      2.26  Required Beginning Date......................................  II-8
      2.27  Salary Deferral Agreement....................................  II-9
      2.28  Section 402(g) Limit.........................................  II-9
      2.29  Spouse.......................................................  II-9
      2.30  Surviving Spouse.............................................  II-10
      2.31  Trust Fund or Fund...........................................  II-10
      2.32  Trustee......................................................  II-10
      2.33  Trust Fund or Fund...........................................  II-10
      2.34  Valuation Date...............................................  II-10
      2.35  Year of Service..............................................  II-10

III.  ELIGIBLE EMPLOYEES.................................................  III-1
      3.1   Participation................................................  III-1
      3.2   Participation on Reemployment................................  III-1
      3.3   Ineligible Employees.........................................  III-2
      3.4   Inactive Participants........................................  III-2
      3.5   End of Participation.........................................  III-3
      3.6   Qualified Military Service...................................  III-3

IV.   CONTRIBUTIONS......................................................  IV-1
      4.1   Participant Elected Contributions............................  IV-1
      4.2.  Employer Matching Contributions..............................  IV-5
      4.3.  Employer's Profit Sharing Contribution.......................  IV-6
      4.4   Employee Contributions.......................................  IV-6
      4.5   Nondiscrimination Test:  Matching Contributions
            and Employee Contributions...................................  IV-6
      4.6   Rollover Contributions.......................................  IV-8

Immunex Corporation Profit Sharing 401(k) Plan anf Trust                 Page ii

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
V.     PARTICIPANT ACCOUNTS AND CREDITING OF CONTRIBUTIONS......................  V-1
       5.1  Accounts............................................................  V-1
       5.2  Allocation and Crediting of Contributions...........................  V-1
       5.3  Valuation of Assets.................................................  V-2
       5.4  Adjustment of Participants' Accounts................................  V-2
       5.5  Limitation on Allocations...........................................  V-3
       5.6  Controlled Groups...................................................  V-5
       5.7  Protection of Accrued Benefits......................................  V-5
       5.8  Title to Assets in Trustee..........................................  V-5

VI.    INVESTMENT FUNDS.........................................................  VI-1
       6.1  Separate Funds......................................................  VI-1
       6.2  Participant Direction...............................................  VI-1
       6.3  Investment Results..................................................  VI-1
       6.4  Voting of Stock Held in Investment Funds............................  VI-1
       6.5  Voting of Employer Stock............................................  VI-1
       6.6  Tender of Employer Stock............................................  VI-2

VII.   PARTICIPANT LOANS........................................................  VII-1
       7.1  Loans to Participants...............................................  VII-1
       7.2  Accounting for Loans................................................  VII-4

VIII.  NONFORFEITABLE BENEFITS..................................................  VIII-1
       8.1  Nonforfeitable Interest.............................................  VIII-1
       8.2  Years of Service....................................................  VIII-1
       8.3  No Increase in Pre-break Vesting....................................  VIII-2
       8.4  Forfeitable Interests...............................................  VIII-2
       8.5  Distribution to Separated Participants..............................  VIII-4

IX.    RETIREMENT...............................................................  IX-1
       9.1  Retirement Age and Benefit..........................................  IX-1

Immunex Corporation Profit Sharing 401(k) Plan anf Trust                Page iii

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
X.     DEATH BENEFIT............................................................  X-1
       10.1  Death of Participant...............................................  X-1
       10.2  Payments Upon Failure to Designate Beneficiary.....................  X-1

XI.    DISABILITY BENEFIT.......................................................  XI-1
       11.1  Payment Due........................................................  XI-1
       11.2  "Permanently Disabled".............................................  XI-1

XII.   DISTRIBUTIONS AND WITHDRAWALS............................................  XII-1
       12.1  Distribution of Benefits...........................................  XII-1
       12.2  Required Distributions.............................................  XII-2
       12.3  Distributions to Minors and Incompetents...........................  XII-4
       12.4  Qualified Domestic Relations Orders................................  XII-4
       12.5  Hardship Distributions.............................................  XII-6
       12.6  Direct Rollover Distributions......................................  XII-8
       12.7  Waiver of 30-Day Election Period...................................  XII-9

XIII.  TOP HEAVY PROVISIONS.....................................................  XIII-1
       13.1  Applicability......................................................  XIII-1
       13.2  Definitions........................................................  XIII-1
       13.3  Minimum Contributions..............................................  XIII-4
       13.5  Benefits Under Different Plans.....................................  XIII-5

XIV.   PROVISION AGAINST ANTICIPATION...........................................  XIV-1

XV.    ADMINISTRATIVE COMMITTEE - NAMED FIDUCIARY AND ADMINISTRATOR.............  XV-1
       15.1  Appointment of Committee...........................................  XV-1
       15.2  Committee Action...................................................  XV-1
       15.3  Rights and Duties..................................................  XV-1
       15.4  Investments........................................................  XV-3
       15.5  Information, Reporting and Disclosure..............................  XV-3
       15.6  Independent Qualified Accountant...................................  XV-3

Immunex Corporation Profit Sharing 401(k) Plan anf Trust                 Page iv

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
         15.7   Standard of Care Imposed Upon the Committee.....................  XV-4
         15.8   Allocation and Delegation of Responsibility.....................  XV-4
         15.9   Bonding.........................................................  XV-5
         15.10  Claims Procedure................................................  XV-5
         15.11  Unclaimed Account Procedures....................................  XV-9
         15.12  Funding Policy..................................................  XV-10
         15.13  Indemnification.................................................  XV-10

XVI.     APPOINTMENT OF INVESTMENT MANAGER......................................  XVI-1
         16.1   Authority for Appointment.......................................  XVI-1
         16.2   Investment Manager Discretion...................................  XVI-1

XVII.    INVESTMENT OF TRUST FUNDS BY TRUSTEE...................................  XVII-1

XVIII.   POWERS AND DUTIES OF TRUSTEE...........................................  XVIII-1
         18.1   Powers of Trustee...............................................  XVIII-1
         18.2   Annual Accounts.................................................  XVIII-3
         18.3   Notices and Directions..........................................  XVIII-3
         18.4   Standard of Care Imposed Upon Trustee...........................  XVIII-4
         18.5   Trustee's Acknowledgment of Responsibility......................  XVIII-5

XIX.     CONSTRUCTION...........................................................  XIX-1

XX.      LIABILITY OF TRUSTEE...................................................  XX-1
         20.1   Actions of Trustee Conclusive...................................  XX-1
         20.2   Distributions by Trustee........................................  XX-1
         20.3   Expenses of Administration......................................  XX-1
         20.4   Indemnity of Trustee............................................  XX-1

XXI.     RESIGNATION OR REMOVAL OF TRUSTEE......................................  XXI-1
         21.1   Resignation.....................................................  XXI-1
         21.2   Removal.........................................................  XXI-1
         21.3   Settlement of Account...........................................  XXI-1

Immunex Corporation Profit Sharing 401(k) Plan anf Trust                  Page v

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
XXII.    SUITS....................................................................  XXII-1

XXIII.   MERGERS AND CONSOLIDATIONS...............................................  XXIII-1

XXIV.    AMENDMENT AND TERMINATION OF PLAN........................................  XXIV-1
         24.1   Right to Amend and Terminate......................................  XXIV-1
         24.2   No Revesting......................................................  XXIV-1
         24.3   Exclusive Benefit of Participants.................................  XXIV-1
         24.4   Termination and Discontinuance of Contributions...................  XXIV-1

XXV.     RIGHT TO DISCHARGE EMPLOYEES.............................................  XXV-1

XXVI.    RETURN OF CONTRIBUTIONS..................................................  XXVI-1
         26.1   Mistake of Fact...................................................  XXVI-1
         26.2   Allowance of Deductibility........................................  XXVI-1

XXVII.   PUERTO RICO..............................................................  XXVII-2

Immunex Corporation Profit Sharing 401(k) Plan and Trust                 Page vi

                               IMMUNEX CORPORATION

                      PROFIT SHARING 401(k) PLAN AND TRUST

     THIS DOCUMENT, made and executed by Immunex Corporation, a Washington corporation, hereinafter referred to as the "Employer":

                                   WITNESSETH

     WHEREAS, the Employer established its profit sharing plan effective as of January 1, 1987 and to conform the plan to applicable law, the Employer intends to amend the plan by complete restatement; and

     WHEREAS, the Employer intends that the plan and trust established hereunder be qualified under Sections 401(a) and 401(k) of the Internal Revenue Code (the "Code") and be exempt from federal income taxation under Section 501(a) of the Code; and

     WHEREAS, the form of this plan and trust has been approved by the Employer;

     NOW, THEREFORE, it is agreed:

Immunex Corporation Profit Sharing 401(k) Plan and Trust

                           I.  NAME AND EFFECTIVE DATE

1.1  Name

     This Plan shall be known as the Immunex Corporation Profit Sharing 401(k) Plan and Trust.

1.2  Effective Date

     The original effective date of the Plan was January 1, 1987. Unless specifically provided otherwise, the effective date of this Agreement (and the amended and restated Plan set forth herein) shall be January 1, 2000. The benefit payable to or on behalf of a Participant included under the Plan in accordance with the following provisions shall not be affected by the terms of any amendment to the Plan adopted after such Participant's service with the Employer terminates, unless the amendment expressly provides otherwise.

Immunex Corporation Profit Sharing 401(k) Plan and Trust                Page I-1

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                                II.  DEFINITIONS

Whenever used herein, unless the context clearly indicates otherwise, masculine, feminine, and neuter words may be used interchangeably, singular shall mean the plural and vice versa, and the following words and phrases shall have the following meanings:

2.1  Accounts

     "Accounts" means the individual separate Accounts established by the Plan Administrator in the name of each Participant in accordance with the Plan.

2.2  Accrued Benefit

     "Accrued Benefit" means the balance of a Participant's Accounts including investment experience, as of the most recent Valuation Date, plus accumulated contributions since such date and less any distributions since such date.

2.3  Affiliate

     "Affiliate" means any member of a controlled group of corporations (within the meaning of Code Section 414(b), as modified in accordance with Code
     Section 415(h) for purposes of Sections 5.5 and 5.6), a group of trades or businesses under common control (within the meaning of Code Section 414(c), as modified in accordance with Code Section 415(h) for purposes of Sections
     5.5 and 5.6) or an affiliated service group (within the meaning of Code
     Section 414(m) or (o)) of which the Employer is a member.

2.4  Allocable Income

     "Allocable Income" means net income or net loss. To calculate Allocable Income for the Plan Year, the Plan Administrator will use a uniform nondiscriminatory method that reasonably reflects the manner used by the Plan to allocate income to the Participant's Accounts. Allocable Income will not be determined for the period between the end of the Plan Year and the date of distribution.

2.5  Beneficiary

     "Beneficiary" means the person or persons designated as such by a Participant in accordance with Article X.

Immunex Corporation Profit Sharing 401(k) Plan and Trust               Page II-1

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2.6  Board

     "Board" means the Board of Directors of Immunex Corporation.

2.6  Code

     "Code" means the Internal Revenue Code of 1986, as amended.

2.7  Compensation

     Except as otherwise expressly modified by other provisions of the Plan, "Compensation" means an Employee's wages, salary, fees for professional services and other amounts received during the Plan Year (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the Employer to the extent that such amounts are includible in gross income, including, but not limited to, overtime, bonuses and commissions, but excluding fringe benefits and reimbursements or other expense allowances under a nonaccountable plan (as defined in Treasury Regulation (S) 1.62-2(c)). Compensation shall not include Employer contributions to a plan of deferred compensation to the extent that, before the application of the Section 415 limitations to that plan, the contributions are not includible in the employee's gross income for the taxable year in which contributed; deductible Employer contributions to a simplified employee pension plan described in Code
     Section 408(k); distribution from a plan of deferred compensation, regardless of whether such amounts are includible in the employee's gross income when distributed; amounts realized from the exercise of a non-qualified stock option or when restricted stock (or property) held by an employee becomes freely transferable or is no longer subject to a substantial risk of forfeiture; amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; or any other amounts which receive special tax benefits. Notwithstanding the foregoing, (i) Compensation shall include amounts excludable from the Employee's gross income by reason of Code Section 125, 402(e)(3), 402(h) or 403(b), and (ii) solely for purposes of Sections 2.27, 4.1A, 4.1E, 4.2A and 5.2A, Compensation shall not include commissions or, effective March 1, 2002, retention bonuses. Effective on and after January 1, 2001, Compensation shall also include amounts excludable from the Employee's gross income for qualified taxable fringe benefits pursuant to Code Section 132(f)(4).

     A Participant's Compensation for any Plan Year shall not exceed the Compensation Limit in effect under Code Section 401(a)(17), as adjusted for increases in the cost-of-living in accordance with Code

Immunex Corporation Profit Sharing 401(k) Plan and Trust               Page II-2

     Section 401(a)(17)(B) for such Plan Year. The Compensation Limit in effect for any Plan Year is the Compensation Limit in effect at the beginning of that Plan Year. For a Plan Year of less than 12 months, the Compensation Limit is a prorated dollar amount, determined by multiplying the Compensation Limit by a fraction, the numerator of which equals the number of months in the short period and the denominator of which equals 12.

2.8  Computation Period

     "Computation Period" shall mean a twelve (12) consecutive month period designated for purposes of determining an Employee's Years of Service and One-Year Breaks in Service for benefit accrual and vesting as follows:

          Eligibility Computation Period shall mean the twelve (12) consecutive month period beginning on the date on which the Employee first completes an Hour of Service. The second and subsequent Eligibility Computation Periods shall be the Plan Year, beginning with the Plan Year that includes the first anniversary of the date on which the Employee first completed an Hour of Service. In the case of an Employee who incurs a One-Year Break in Service prior to becoming a Participant, a new Eligibility Computation Period shall begin on the date on which the Employee first completes an Hour of Service following such One-Year Break in Service. The second and subsequent Eligibility Computation Periods for such Employee shall be the Plan Year, beginning with the Plan Year that includes the first anniversary of the date on which the Employee first completed an Hour of Service following his reemployment.

          Accrual Computation Period shall mean the Plan Year.

          Vesting Computation Period shall mean the Plan Year.

2.9  Employee

     "Employee" means any person, including officers, in the service of the Employer. Employee shall not mean an independent contractor. Employee shall also mean any leased employee, within the meaning of Code Section 414(n), unless such leased employee is covered by a plan maintained by the leasing organization that meets the requirements of Code Section 414(n)(5)(B) and leased employees do not constitute more than 20 percent of the Employer's Nonhighly Compensated Employee work force.

Immunex Corporation Profit Sharing 401(k) Plan and Trust               Page II-3

2.10 Employer

     "Employer" means Immunex Corporation and any Affiliate that, with the consent of the Board, elects to adopt the Plan and any organization that acquires the Employer's business and adopts the Plan; provided, that for purposes of Article XV (Administrative Committee) and Article XXIV (Amendment and Termination of Plan), Employer means Immunex Corporation.

2.11 Enrollment Date

     "Enrollment Date" means the first day of any month and shall be the date on which the Employee commences participation in the Plan.

2.12 ERISA

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

2.13 Highly Compensated Employee

     A. Effective for Plan Years beginning on and after January 1, 1997, "Highly Compensated Employee" means an Employee who:

          1. Was a more than 5% owner of an Employer (applying the constructive ownership rules of Code Section 318) during the Plan Year or during the preceding 12-month period; or

          2. For the preceding Plan Year (i) had Compensation in excess of $80,000 (as adjusted by the Commissioner of Internal Revenue for the relevant year); and (ii) if the Employer so elects, was in the top-paid group of Employees (i.e., the group consisting of the top 20% of the Employees when ranked on the basis of Compensation paid during such Plan Year).

     B. A Highly Compensated Employee also includes a former Employee who must be treated as a Highly Compensated Employee for the relevant Plan Year pursuant to Regulation Section 1.414(q)-1T Q&A-4 and Notice 97-45.

     C. The Employer and its Affiliates shall be treated as a single Employer for purposes of determining the number and identity of Highly Compensated Employees.

Immunex Corporation Profit Sharing 401(k) Plan and Trust               Page II-4

2.14 Hour of Service

     "Hour of Service" means the following:

     A. Each hour for which an Employee is paid, or entitled to payment, for the performance of duties for the Employer during the applicable Computation Period.

     B. Each hour for which an Employee is paid, or entitled to payment, by the Employer on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence.

          Notwithstanding the preceding sentence,

          1. No more than 501 Hours of Service shall be credited under this paragraph to an Employee on account of any single continuous period during which the Employee performs no duties (whether or not such period occurs in a single Computation Period);

          2. An hour for which an Employee is directly or indirectly paid, or entitled to payment, on account of a period during which no duties are performed is not required to be credited to the Employee if such payment is made or due under an insured disability plan or a plan maintained solely for the purposes of complying with applicable worker's compensation, unemployment compensation, or disability insurance laws;

          3. Hours of Service are not required to be credited for a payment that solely reimburses an Employee for medically related expenses incurred by the Employee; and

          4. For purposes of this paragraph, a payment shall be deemed to be made by or due from the Employer, regardless of whether such payment is made by or due from the Employer directly or indirectly through a trust fund or insurer to which the Employer contributes or pays premiums, and, regardless of whether contributions made or due to the trust fund, insurer or other entity are for the benefit of particular Employees or are on behalf of a group of Employees in the aggregate.

Immunex Corporation Profit Sharing 401(k) Plan and Trust               Page II-5

     C. Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer. The same Hours of Service shall not be credited both under paragraph A or paragraph B, as the case may be, and under this paragraph C.

     D. Each hour with which an Employee would normally be credited (or eight hours per normal working day if the Plan is unable to determine the Employee's hours) during the Employee's absence from work if the Employee's absence commences in a Plan Year beginning after December 31, 1984, and the absence is because of the Employee's pregnancy, the birth of the Employee's child, or the placement of a child with the Employee in connection with the Employee's adoption of the child, or for the purpose of caring for such child for a period beginning immediately after the child's birth or placement. An Employee shall be credited with the Employee's Hours of Service determined under this paragraph D only for the purpose of determining whether the Employee has incurred a One-Year Break in Service and the number of Hours of Service credited to an Employee in connection with such pregnancy or placement shall not exceed 501. Hours of Service credited under this paragraph D shall be credited in the Computation Period in which the Employee's absence begins or in the next following Computation Period if the Hours of Service credited under this paragraph are not needed to prevent the Employee from incurring a One-Year Break in Service in the earlier Computation Period. The Plan Administrator may establish reasonable requirements for information to be furnished by the Employee to show that the Employee's absence is for a reason referred to under this paragraph and the number of days of such absence. The Employee shall be credited with the Employee's Hours of Service under this paragraph only if the Employee provides the required information on a timely basis.

     E. Other than as specifically required under this Section, the determination of Hours of Service for reasons other than the performance of duties and the crediting of Hours of Service to Computation Periods shall be in accordance with Department of Labor Regulations (S) 2530.200b-2(b) and (c), and such rules are hereby incorporated by reference.

     F. For purposes of eligibility and vesting, service with an Affiliate (while it is an Affiliate) shall be considered service with the Employer and Hours of Service shall be credited, in accordance with this Section, for such service. In addition, effective January 1, 2002, for purposes of

Immunex Corporation Profit Sharing 401(k) Plan and Trust               Page II-6
          eligibility and vesting, individuals who are Employees of Greenwich Holdings Inc. on January 1, 2002 (or who transfer from service covered by the American Home Products Corporation Savings Plan to an Employer as a result of, and by the first September 30 following, Immunex Corporation's acquisition of Greenwich Holdings Inc.) will be credited with the service they had accrued as of December 31, 2001 (or, if later, as of the date they transfer to an Employer) under the American Home Products Corporation Savings Plan.

     G. Hours of Service shall also be credited for all purposes under the Plan to a leased employee, as defined in Code Section 414(n), for such employee's service to the Employer as a leased employee.

2.15 Investment Fund

     "Investment Fund" means a separate portion of the Trust Fund established at the direction of the Plan Administrator to provide investment options for Participants.

2.16 Investment Manager

     "Investment Manager" means a person, insurance company, corporation, partnership or association which is appointed by the Plan Administrator to direct the investment and reinvestment of all or any portion of the Trust Fund and which qualifies as an "investment manager" under the provisions of
     Section 3(38) of ERISA.

2.17 Limitation Year

     "Limitation Year" shall mean the 12 consecutive month period corresponding to the Plan Year and shall be the 12 month period under which the limits of Code Section 415 are applied.

2.18 Nonhighly Compensated Employee

     "Nonhighly Compensated Employee" shall mean an Employee who is not a Highly Compensated Employee.

2.19 Normal Retirement Age

     "Normal Retirement Age" means age 65.

Immunex Corporation Profit Sharing 401(k) Plan and Trust               Page II-7

2.20 One-Year Break in Service

     "One-Year Break in Service" means a Vesting Computation Period during which an Employee fails to complete more than 500 Hours of Service.

2.21 Participant

     "Participant" means an Employee who satisfies the eligibility requirements of Article III and who commences participation in the Plan.

2.22 Participant Elected Contribution

     "Participant Elected Contribution" means the amounts designated by a Participant pursuant to Section 4.1 and contributed to the Plan by the Employer in lieu of payment of an equal amount directly to the Participant as compensation.

2.23 Plan or Trust

     "Plan" or "Trust" means this Profit Sharing 401(k) Plan and Trust Agreement and all subsequent amendments thereto.

2.24 Plan Administrator or Committee

     "Plan Administrator" or "Committee" means the Administrative Committee as appointed by Employer pursuant to Section 15.1.

2.25 Plan Year

     "Plan Year" means the twelve (12) consecutive month period ending on the last day of December. The Plan Year shall be the year on which the records of the Plan are kept.

2.26 Required Beginning Date

     Effective for Plan Years beginning on and after January 1, 1997, "Required Beginning Date" means April 1 of the calendar year following the later of the calendar year in which the Participant's Service terminates or the calendar year in which the Participant attains age 70 1/2; provided, however, that if a Participant is a 5% owner (as defined in Code Section
     416) with respect to the calendar year in which such Participant attains age 70 1/2, the Participant's Required Beginning Date is April 1 of the calendar year following such calendar year.

Immunex Corporation Profit Sharing 401(k) Plan and Trust               Page II-8

     (a) Any Participant (other than a 5% owner) who attained age 70 1/2 in years after 1995 and before January 1, 2002 may elect by April 1 of the calendar year following the year in which the Participant attained age 70 1/2 (or by December 31, 1997, in the case of a Participant attaining age 70 1/2 in 1996) to defer distributions until April 1 of the calendar year following the calendar year in which the Participant retires. If no such election is made, the Participant will begin receiving distributions by the April 1 of the calendar year following the calendar year in which the Participant attained age 70 1/2 (or by December 31, 1997, in the case of a Participant attaining age 70 1/2 in 1996.)

     (b) Any Participant (other than a 5% owner) who attained age 70 1/2 in a year prior to 1997 may elect to stop distributions and recommence benefit payments by April 1 of the calendar year following the calendar year in which the Participant retires.

     A Participant shall be considered a 5% owner for the purpose of this
     Section 2.26 if such Participant is a 5% owner as defined in Code Section 416(i) at any time during the Plan Year ending with or within the calendar year in which such owner attains age 70 1/2. Once minimum required distributions begin to a 5% owner, they must continue to be distributed even if the Participant ceased to be a 5% owner in a subsequent year.

2.27 Salary Deferral Agreement

     "Salary Deferral Agreement" means the written authorization of a Participant to the Employer to deduct from the Participant's Compensation an amount or percentage to be deferred as a Participant Elected Contribution in accordance with this Plan.

2.28 Section 402(g) Limit

     "Section 402(g) Limit" means the limitation in effect under Code Section 402(g) for such calendar year.

2.29 Spouse

     "Spouse" means the lawful husband or wife of the Participant.

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

2.30 Surviving Spouse

     "Surviving Spouse" means the Participant's Spouse surviving at the date of the Participant's death.

2.31 Trust Fund or Fund

     "Trust Fund" or "Fund" means all contributions received by the Trustee for purposes of the Plan, the investment thereof, and the earnings and appreciation thereon, less payments made to carry out the Plan.

2.32 Trustee

     "Trustee" means Security Trust Company or such other person(s) or entity(ies) designated by the Board to serve as trustee of the Trust Fund.

2.33 Trust Fund or Fund

     "Trust Fund" or "Fund" means all property held in the Trust.

2.34 Valuation Date

     "Valuation Date" means the last day of each Plan Year and such other date or dates as may be designated by the Plan Administrator.

2.35 Year of Service

     "Year of Service" means:

     A.   Eligibility Service

          For purposes of determining an Employee's eligibility to participate in the Plan, Year of Service shall mean the completion of 1,000 or more Hours of Service during an Eligibility Computation Period.

     B.   Benefit Accrual Service

          For purposes of determining an Employee's benefit accrual, Year of Service shall mean the completion of 1,000 or more Hours of Service during an Accrual Computation Period while a Participant.

     C.   Vesting Service

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

          For purposes of determining an Employee's nonforfeitable interest in the Employee's Accrued Benefit, Year of Service shall mean the completion of 1,000 or more Hours of Service during a Vesting Computation Period.

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

                            III.  ELIGIBLE EMPLOYEES

3.1  Participation

     A. Subject to the provisions of Sections 3.1B, 3.1C and 3.3, an Employee shall participate in this Plan on the Enrollment Date that coincides with or immediately follows the date on which the Employee first performs one Hour of Service with the Employer.

     B. An Employee who is regularly scheduled to work less than twenty (20) hours per week shall participate in this Plan on the Enrollment Date that coincides with or immediately follows the date on which such Employee completes one Year of Eligibility Service or attains age twenty-one (21), whichever occurs later.

     C. An Employee who is classified by the Employer as a temporary employee shall participate in this Plan on the Enrollment Date that coincides with or immediately follows the date on which such Employee completes one Year of Eligibility Service or attains age twenty-one (21), whichever occurs later.

     D. An Employee who is participating in the Plan immediately prior to the effective date of this Agreement shall continue to participate in the Plan subject to the provisions hereunder.

3.2  Participation on Reemployment

     A. Subject to the provisions of Section 3.3, a former Participant shall resume participation in the Plan upon the date of the Participant's reemployment by the Employer if the Participant had a nonforfeitable interest under the Plan to any Accrued Benefit derived from Employer contributions at the time of the Participant's earlier separation from service or the number of the Employee's consecutive One-Year Breaks in Service is fewer than the greater of five (5) or the aggregate number of the Employee's Years of Service prior to such Break.

     B. A former Participant who does not resume participation under paragraph A of this Section shall be required to again complete the eligibility requirement of Section 3.1 before participating in the Plan.

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3.3  Ineligible Employees

     Notwithstanding the provisions of Section 3.1 and Section 3.2, the following classes of Employees shall not participate in the Plan:

     A. An Employee who is covered by a collective bargaining agreement between employee representatives and the Employer, unless the collective bargaining agreement specifically requires participation in this Plan. In applying the preceding sentence, the term "employee representatives" shall not include an organization of which more than one-half of the members are owners, officers, or executives of the Employer.

     B.   A leased employee, within the meaning of Code Section 414(n).

     C. A non-resident alien with no U.S.-source income (within the meaning of Code Section 911(d)(2)) from the Employer.

     D.   A summer intern.

     E. An individual who is not treated by the Employer as an employee for payroll tax purposes, but who is subsequently determined by a government agency, by the conclusion or settlement of threatened or pending litigation, or otherwise to be (or to have been) an Employee, unless and until the Plan Administrator provides that such individual is eligible to participate in the Plan (which eligibility shall be on a prospective basis only).

3.4  Inactive Participants

     In the event a Participant transfers to an ineligible class of employees, such Employee's participation in the Plan for purposes of benefit accrual shall cease as of the date of such transfer.

     In the event an ineligible Employee transfers to the eligible class, such Employee shall participate in the Plan immediately if the Employee is a former Participant or the Employee has previously satisfied the requirements of Section 3.1 and would have previously been admitted to participation if the Employee had been in the eligible class.

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

3.5  End of Participation

     Active participation ends upon suspension of contributions or termination of employment. Participation ends when the individual has no further account balances under the Plan.

3.6  Qualified Military Service

     Effective December 12, 1994, notwithstanding anything herein to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Code Section 414(u).

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

                                IV.  CONTRIBUTIONS

4.1  Participant Elected Contributions

     A.   Election to Defer Compensation

          Each Participant may elect, effective as of the first day of any month coincident with or following the Participant's Enrollment Date, by filing a Salary Deferral Agreement with the Plan Administrator within such time as the Plan Administrator may determine, to defer any whole percentage of the Participant's Compensation not to exceed 15% (20% for Plan Years beginning on or after January 1, 2002), but in any event, the amount of deferral shall not exceed the Section 402(g) Limit. Such deferred amounts shall be contributed to the Plan by the Employer and designated for such Participant's Deferral Account. Contributions shall be made by payroll deduction as authorized by the Participant on the Participant's Salary Deferral Agreement. The Participant may, in accordance with rules established by the Plan Administrator, increase or decrease his elective deferrals effective as of the first day of any month; provided, however, a Participant shall only be entitled to defer those amounts of Compensation that are not currently available to the Participant.

     B.   Payment to Trustee

          The Employer shall transmit the Participant Elected Contributions to the Trustee as soon as such Participant Elected Contributions can reasonably be segregated from the Employers' general assets, but in any event not later than the 15th business day of the month following the month in which such amounts would otherwise have been payable to the Participant in cash.

     C.   Limitation on Deferral of Compensation

          Effective for Plan Years beginning on and after January 1, 1997, the Participant Elected Contributions (together with any qualified nonelective contributions that the Plan Administrator may, under applicable Treasury Regulations, elect (and does elect) to include in the calculation) for a Plan Year shall satisfy one of the following tests:

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

          1. The Average Actual Deferral Percentage of the eligible Highly Compensated Employees for the current Plan Year may not be greater than the Average Actual Deferral Percentage of the eligible Nonhighly Compensated Employees for the prior Plan Year multiplied by 1.25; or

          2. The Average Actual Deferral Percentage of the eligible Highly Compensated Employees for the current Plan Year may not be greater than the Average Actual Deferral Percentage of the eligible Nonhighly Compensated Employees for the prior Plan Year multiplied by 2. However, the excess of the Average Actual Deferral Percentage of the eligible Highly Compensated Employees for the current Plan Year over that of the eligible Nonhighly Compensated Employees for the prior Plan Year may not be greater than two (2.0) percentage points.

          The "Average Actual Deferral Percentage" for a specified group of Employees for a Plan Year shall be the average of the ratios (calculated separately for each Employee in such group) of the sum of the Participant Elected Contributions (and qualified nonelective contributions, if applicable) to the Employee's compensation, as defined under Code Section 414(s), for the entire Plan Year or compensation while the Participant was eligible to participate. The Plan Administrator shall select the Code Section 414(s) definition of compensation and the method to be used for the Plan Year and the same definition of compensation and method shall be applied to each Participant for that year.

          The Plan is subject to Code Section 401(k) and the regulations thereunder, which are hereby incorporated in this Document by reference. The above tests (and any necessary correction pursuant to Section 4.1D) shall be performed in accordance with such Code Section and regulations. In order to satisfy the above requirements, the Plan Administrator may, in its sole discretion, require the Employer to reduce future deferrals elected by the Highly Compensated Employees and/or return a portion of the amounts deferred by the Highly Compensated Employees in accordance with Section 4.1D.

          A Participant's Participant Elected Contribution shall be taken into account for a Plan Year for purposes of the foregoing tests only if it is considered allocated as of a date within that Plan Year. A Participant's

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

          Participant Elected Contribution is considered allocated as of a date within the Plan Year only if:

          1. The allocation is not contingent upon the Participant's participation in the Plan or performance of services on any date subsequent to that date; and

          2. The elective contribution is actually paid to the Trust no later than the end of the twelve-month period immediately following the Plan Year to which the contribution relates.

          Likewise, a Participant's Participant Elected Contribution shall be taken into account for a Plan Year for purposes of the foregoing tests only if it relates to compensation that either:

          1. Would have been received by the Participant in the Plan Year but for the Participant's election to defer; or

          2. Is attributable to services performed by the Participant in the Plan Year and, but for the Participant's election to defer, would have been received by the Participant within two and one-half months after the close of the Plan Year.

          If an amount is returned to an Employee because the Employee's elective deferrals for the calendar year exceed the Section 402(g) Limit (other than excess elective deferrals of Nonhighly Compensated Employees that arise solely from elective deferrals made under the Plan or plans of the Employers), such excess deferrals shall nevertheless be counted in determining the Employee's actual deferral percentage for the Plan Year in which such excess deferrals were made.

          If two or more cash or deferred arrangements (as determined under Code
          Section 401(k)) are treated as a single plan for purposes of Code Sections 401(a)(4) or 410(b), such arrangements shall be treated as a single plan for purposes of the limitations of this Section.

     D.   Return of Excess Deferrals

          1.   Nondiscrimination Test

               If amounts contributed by the Employer for the Highly Compensated Employees cause the Plan to fail to meet the

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

               requirements of Section 4.1C and Code Section 401(k) for a Plan Year, then, to the extent that such amounts are in excess of such limitations, the excess amounts (called excess contributions) shall be returned to the Highly Compensated Employees, together with Allocable Income, no later than the close of the following Plan Year. Excess contributions shall mean, with respect to any Plan Year, the excess of (a) the aggregate amount of Participant Elected Contributions (and qualified nonelective contributions, if applicable) actually taken into account in computing the Average Actual Deferral Percentage of the Highly Compensated Employees for such Plan Year, over (b) the maximum amount of such contributions permitted by the Average Actual Deferral Percentage test (determined by hypothetically reducing contributions made on behalf of Highly Compensated Employees in order of the actual deferral percentages, beginning with the highest of such percentages).

               The excess contributions are then allocated to the Highly Compensated Employees with the largest amounts of Participant Elected Contributions (and qualified nonelective contributions, if applicable) taken into account in calculating the Average Actual Deferral Percentage test for the Plan Year in which the excess arose, beginning with the Highly Compensated Employee with the largest amount of such contributions and continuing in descending order until all the excess contributions have been allocated. For purposes of the preceding sentence, the "largest amount" is determined after distribution of any excess contributions. The amount of excess contributions to be returned with respect to any Participant for a Plan Year shall be reduced by any excess deferrals previously distributed to such Participant for the Participant's taxable year ending with or within such Plan Year. The amount of excess deferrals that must be returned to a Participant for a taxable year shall be reduced by any excess contributions previously distributed with respect to such Participant for the Plan Year beginning with or within such taxable year of the Employer.

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

          2.   Section 402(g) Limit

               If a Participant's elective deferrals (e.g., Participant Elected Contributions) under Code Section 401(k) exceed the Section 402(g) Limit for a calendar year (such excess being called excess deferrals), the Plan Administrator shall distribute such excess deferrals, together with Allocable Income for the calendar year in which the excess deferrals were made, no later than April 15 of the following calendar year. If a Participant makes elective deferrals under the Plan and under any other plan or arrangement described in Code Section 402(g)(3) for a Plan Year, and the total of such elective deferrals exceeds the Section 402(g) Limit, such Participant shall notify the Plan Administrator in writing on the prescribed form by March 1 of the succeeding Plan Year of the portion of the excess deferrals that he has allocated to the Plan and the Plan Administrator shall distribute the amount of excess deferrals allocated to this Plan, together with Allocable Income, to the Participant no later than April 15 of the calendar year following calendar year for which the excess deferrals were made.

     E.   Suspension of Deferrals

          A Participant may, upon thirty (30) days' prior written notice filed with the Plan Administrator, suspend the Participant's election under
          Section 4.1A to have a portion of the Participant's Compensation deferred. In the event of such a suspension, a Participant shall not be entitled to again elect to have Participant Elected Contributions made hereunder until the first day of the next month. The Participant shall, nevertheless, be considered a Participant hereunder for all other purposes during such period of time if the Participant's service with the Employer continues during that time.

4.2. Employer Matching Contributions

     A.   Basic Matching Contribution

          As soon as practicable following each pay period, the Employer shall make a contribution for each Participant who has Compensation deferred during that period and who is otherwise eligible, as provided in the following sentence, for such contributions. A Participant shall become eligible for contributions under this Section 4.2A as of the

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

          January 1 or July 1 coincident with or next following the Participant's Enrollment Date. The contribution shall be equal to 100% of the first 2% of Compensation deferred by the Participant, plus, for Employees with less than five Years of Service, 50% of the amount deferred by the Participant that is between 2% and 6% of Compensation, and for Employees with five or more Years of Service, 75% of the amount deferred by the Participant that is between 2% and 6% of Compensation.

     B.   Forfeitures

          Forfeited amounts derived from the Employer Matching Account of a Participant who separates from the Employer's service shall be used to reduce the Employer's matching contribution for the Plan Year in which the forfeited amount becomes available and in subsequent years, if necessary.

4.3. Employer's Profit Sharing Contribution

     A.   Discretionary Contribution

          For any Plan Year, the Employer shall have the right to contribute an amount that the Employer, in its sole discretion, shall determine. The Employer's determination of its discretionary contribution shall be binding on all Participants, the Plan Administrator and the Employer. In making a discretionary contribution, the Employer shall have the discretionary authority to declare that a portion or all of the contribution for the Plan Year shall be a qualified nonelective contribution as defined in Code Section 401(m)(4)(C), which will be allocated as provided in Section 5.2C.

     B.   Date of Payment

          The Employer shall pay its discretionary contribution to the Trustee no later than the due date (including extensions thereof) for the filing of its federal income tax return for the fiscal year for which such contribution is made.

4.4  Employee Contributions

     Other than wage or salary deferrals allowed under Section 4.1A, contributions by an Employee under the Plan are not permitted.

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

4.5  Nondiscrimination Test: Matching Contributions and Employee Contributions

     Effective for Plan Years beginning on and after January 1, 1997, in the case of Employer Matching Contributions and any other contributions that the Employer may elect to include as permitted under Treasury Regulations, such contributions shall satisfy one of the following tests:

     A. The Average Contribution Percentage of the eligible Highly Compensated Employees for the current Plan Year shall be not greater than the Average Contribution Percentage of the eligible Nonhighly Compensated Employees for the prior Plan Year multiplied by 1.25; or

     B. The Average Contribution Percentage of the eligible Highly Compensated Employees for the current Plan Year shall be not greater than the Average Contribution Percentage of the eligible Nonhighly Compensated Employees for the prior Plan Year multiplied by 2. However, the excess of the Contribution Percentage of the eligible Highly Compensated Employees for the current Plan Year over that of the eligible Nonhighly Compensated Employees for the prior Plan Year shall be not greater than two (2.0) percentage points.

     If a Highly Compensated Employee participates in a plan or plans maintained by the Employer or an Affiliate under which the Highly Compensated Employee is eligible to make elective contributions subject to the requirements of Code Section 401(k) and one or more of such plans is also subject to Code
     Section 401(m), the tests applied to the contributions for the Highly Compensated Employee shall be performed in accordance with Code Section 401(m) and the regulations thereunder to prevent the multiple use of the alternative limitation as provided in Code Section 401(m).

     If two or more plans are aggregated for purposes of Code Section 410(b) or a Highly Compensated Employee participates in two or more plans of the Employer and its Affiliates to which matching contributions or employee after-tax contributions are made, all such contributions shall be aggregated to the extent required under Treasury Regulation (S) 1.401(m)-1(f)(1)(ii)(B) to apply the requirements of this Section.

     The "Average Contribution Percentage" for a specified group of Employees for a Plan Year shall be the average of the ratios (calculated separately for each Employee in such group) of the sum of the Employer Matching Contributions (and such other contributions as permitted (or required) to be included in the

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

     calculation under Treasury Regulations) to the Employee's compensation, as defined under Code Section 414(s), for the entire Plan Year or compensation while the Participant was eligible to participate. The Plan Administrator shall select the Code Section 414(s) definition of compensation and the method to be used for the Plan Year and the same definition of compensation and method shall be applied to each Participant for that year.

     Contributions that cause the Average Contribution Percentage of the eligible Highly Compensated Employees to exceed the limits of this Section
     4.5 shall be distributed to the applicable Participant if vested, or forfeited if forfeitable, together with Allocable Income, before the close of the following Plan Year. Such excess contributions shall be called excess aggregate contributions. (The Employer will incur an excise tax equal to 10 percent of the amount of the excess aggregate contributions for a Plan Year that are not returned to the appropriate Highly Compensated Employees during the first 2-1/2 months of the following Plan Year.) Excess aggregate contributions shall mean, with respect to any Plan Year, the excess of (i) the aggregate amount of Employer Matching Contributions (and such other contributions as permitted (or required) to be included in the calculation under Treasury Regulations) actually taken into account in computing the Average Contribution Percentage of the Highly Compensated Employees for such Plan Year, over (ii) the maximum amount of such contributions permitted by the Average Contribution Percentage test (determined by hypothetically reducing contributions made on behalf of Highly Compensated Employees in order of the contribution percentages, beginning with the highest of such percentages). The excess aggregate contributions are then allocated to the Highly Compensated Employees with the largest amounts of Employer Matching Contributions (and such other contributions as permitted (or required) to be included in the calculation under Treasury Regulations) taken into account in calculating the Average Contribution Percentage test for the Plan Year in which the excess arose, beginning with the Highly Compensated Employee with the largest amount of such contributions and continuing in descending order until all the excess aggregate contributions have been allocated. For purposes of the preceding sentence, the "largest amount" is determined after distribution of any excess contributions. Forfeited amounts may not be reallocated to a Highly Compensated Employee whose contributions for such Plan Year are reduced by reason of this Section.

     Code Section 401(m) and the regulations thereunder are hereby incorporated in this Plan by reference and the limitations of this Section shall be carried out in accordance with such law and regulations.

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

4.6  Rollover Contributions

     A. Subject to the approval of the Plan Administrator, the Plan may accept an "eligible rollover distribution," as defined in Section 12.6A, with respect to an Employee who is a Participant, or who is expected to become a Participant, provided, that the contribution is received on or before the 60th day following its distribution from the prior qualified plan or individual retirement account or as a direct rollover from the prior qualified plan.

     B. Any rollover contribution accepted by the Plan shall be separately accounted for and the Participant shall have a nonforfeitable interest in such account called the Participant's Rollover Account at all times. The Participant's Rollover Account shall be adjusted with its pro rata share of net earnings, losses, appreciation, or depreciation as of each Valuation Date. If not earlier withdrawn, the total amount of a Participant's Rollover Account shall be paid to the Participant in the same form and at the same time as the Participant's Employer-derived Accrued Benefit.

     C. If an Employee has not yet become a Participant at the time he makes a rollover contribution to the Plan, he shall be deemed to be a Participant only for purposes of the investment and distribution of such contribution. He shall not be permitted to make Participant Elected Contributions or share in Employer Matching Contributions or Employer Profit Sharing Contributions until he has become an active Participant pursuant to Article III.

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

             V. PARTICIPANT ACCOUNTS AND CREDITING OF CONTRIBUTIONS

5.1  Accounts

     The Plan Administrator shall establish in the name of each Participant such Accounts as are necessary to properly account for the types of contributions made on behalf of a Participant.

5.2  Allocation and Crediting of Contributions

     A.   Crediting of Participant Elected Contributions

          Employer contributions arising from a Participant's election to defer Compensation shall be credited to the Participant's Employee Deferral Account.

     B.   Crediting of Employer Matching Contributions

          Employer Matching Contributions shall be credited to the Employer Matching Account of the Participant for whom the Employer Matching Contribution is made in accordance with Section 4.2.

     C.   Allocation of the Employer's Profit Sharing Contribution

          A share of the Employer's Profit Sharing Contribution shall be allocated to the Employer Profit Sharing Account of a Participant who is in the service of the Employer on the last day of the Plan Year for which such contribution is made, who completes 1,000 or more Hours of Service during such Plan Year and who is otherwise eligible to share in such contribution, provided, that a Participant who retires after attaining Normal Retirement Age, dies, or becomes Permanently Disabled, as defined in Section 11.2, during the Plan Year shall share in the Employer's Profit Sharing Contribution for such Plan Year to the extent provided herein on the basis of the amount of the Participant's Compensation during such Plan Year prior to the Participant's termination of service. A Participant shall become eligible to share in the Employer's Profit Sharing Contributions as of the January 1 or July 1 coincident with or immediately following the Participant's Enrollment Date. In the case of a Participant who

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

          otherwise qualifies for a Profit Sharing Contribution but who enters an ineligible class of Employees during the Plan Year, or in the case of a Participant who first becomes eligible to share in Profit Sharing Contributions during such Plan Year, such Participant shall share in the contributions for such Plan Year to the extent of the amount of the Participant's Compensation paid or accrued during the time the Participant was in an eligible class of employees and was eligible to share in the Employer's Profit Sharing Contribution for such Plan Year.

          The amount allocated to the Employer Profit Sharing Account of a Participant shall be a sum as shall bear the same ratio to the total contribution as the ratio such Participant's Compensation bears to the Compensation of all Participants eligible to share in the Profit Sharing Contribution.

          Forfeitable amounts derived from the Employer Profit Sharing Account of a Participant who separates from the Employer's service shall be used to reduce future Employer Matching Contributions.

          If the Employer designates some portion or all of its Profit Sharing Contribution as a qualified nonelective contribution, the qualified nonelective contribution shall be allocated among the Participants who are Nonhighly Compensated Employees based on the ratio that each such Participant's Compensation for the Plan Year bears to the Compensation of all such Participants for the Plan Year.

5.3  Valuation of Assets

     As of each Valuation Date, the Trustee shall value the assets of the Trust at the then current fair market value.

5.4  Adjustment of Participants' Accounts

     As of each Valuation Date, the net income (or loss) of the Trust since the immediately preceding Valuation Date shall be determined. Net income (or loss) of the Trust includes the increase (or decrease) in the fair market value of Trust Fund assets, interest income, dividends and other income and gains (or losses) attributable to Trust Fund assets since the immediately preceding Valuation Date, reduced by any expenses charged to the Trust Fund for the period since the immediately preceding Valuation Date.

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

      The net income (or loss) of the Trust will be determined separately for each Investment Fund and allocated among the Accounts of the Participants in proportion to the respective balances of such Accounts invested in each such Investment Fund.

5.5   Limitation on Allocations

      Notwithstanding any other provision of the Plan, the annual addition to a Participant's Accounts for a Limitation Year shall not exceed an amount equal to:

      A.   Limitation. The lesser of:

           1. $30,000, as adjusted pursuant to Code Section 415(d) for Plan Years beginning on and after January 1, 1995, or

           2. Twenty-five percent (25%) of the compensation paid by the Employer to the Participant during the Limitation Year. Effective January 1, 1998, for purposes of this Section 5.5, compensation means Compensation as defined in Section 2.7.

      B.   Additions

           For purposes of imposing the limitations of Code Section 415, "annual additions" shall mean the sum of the following credited to the Participant for the Limitation Year:

           1.   Employer contributions;

           2. The Participant's contributions other than a rollover contribution;

           3.   Forfeitures;

           4. Amounts allocated to a separate account under a pension or annuity plan for a key employee (as defined under Code Section 416(i)) in Plan Years beginning after March 31, 1984, to provide post-retirement medical benefits to such Participant and the Participant's spouse and dependents, and amounts paid after December 31, 1985, in tax years ending after that date to a separate account under a welfare benefit plan (as defined under Code Section 419(e)) of the Employer for a Participant who is or was a key employee (as defined under Code Section 416(i)) to provide post-retirement medical benefits to such Participant; and

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

           5. Amounts allocated to a separate account under a pension or annuity plan for a Participant and the Participant's spouse and dependents, under which benefits described in Code Section 401(h) are payable.

      C.   Aggregation of Plans

           All defined contribution plans maintained by the Employer, including voluntary employee contribution accounts in a defined benefit plan, Key employee accounts under a welfare benefit plan described in Code
           Section 419, and any Employer contributions allocated to an individual retirement account, shall be treated as a single plan for purposes of the limitations of this Section.

      D.   Excess Addition

           If the annual addition to the Account of a Participant exceeds the limitation of this Section 5.5 during a Plan Year, then such excess amount shall be eliminated first by returning, to the extent necessary to satisfy these limitations, the Participant's Participant Elected Contributions for such Plan Year, as adjusted for allocable income (together with forfeiting any related Matching Contribution), and then (if the limitations of this Section are still not satisfied) by reducing, to the extent necessary to satisfy these limitations, the Employer's contribution to the Participant's Account made for any other reason. The amount of the reduction (hereafter called the excess amount) shall be used to reduce the Employer's contribution for the next Plan Year, and each succeeding Plan Year, for that Participant if covered by the Plan as of the end of such Plan Year. If the Participant is not covered by the Plan as of the end of the Plan Year, then the excess amount shall be held unallocated in a suspense account for the Plan Year and allocated and reallocated in the next Plan Year, to the extent possible, to reduce the Employer's contribution for such Plan Year. If a suspense account is in existence during a Plan Year, other than the Plan Year in which it is established, the Employer shall make no contribution to the Plan until all amounts in the suspense account have been allocated and reallocated to Participants. No investment gains or losses or other income or expense shall be allocated to a suspense account. In the event a suspense account is in existence at the time the Plan terminates, any amount in the suspense account that cannot then be allocated to Participants shall be returned to the Employer.

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

5.6   Controlled Groups

      In applying the limitations of Section 5.5, the Employer and its Affiliates shall be treated as a single employer.

5.7   Protection of Accrued Benefits

      With the exception of an amendment described under Code Section 412(c)(8), no amendment to the Plan shall reduce the Accrued Benefit of a Participant determined as of the date immediately preceding the adoption of the amendment. In the event that an amendment either directly or indirectly reduces or restricts a protected benefit under Code Section 411(d)(6), such benefit for a Participant is presumed as of the later of the adoption date or the effective date of the amendment. In the case of an amendment adopted after July 30, 1984 that, with respect to benefits attributable to service before the amendment, eliminates or reduces an early retirement benefit or a retirement-type subsidy (as defined by the Secretary of the Treasury), such amendment shall not reduce the Accrued Benefit of a Participant, determined immediately prior to the adoption of the amendment and determined without regard to the amendment, if the Participant, either before or after the amendment but before termination of service, satisfies the preamendment requirements for the benefit. An amendment described in the preceding sentence shall not eliminate optional benefit forms (except as permitted by the Secretary of the Treasury) with respect to the Accrued Benefit of a Participant accrued as of the date immediately preceding the adoption of the amendment. The availability of any protected benefit of a Participant provided under the Plan, as defined in Code Section 411(d)(6), shall not be subject to the Employer's consent or discretion.

5.8   Title to Assets in Trustee

      Title to all assets under the Plan shall be vested in the Trustee which shall hold the Trust Fund and the income as a part thereof and make payments therefrom as provided in the Plan.

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

                              VI. INVESTMENT FUNDS

6.1   Separate Funds

      The Plan Administrator, in its discretion, shall select Investment Funds to be offered to Participants for investment of their Accounts, and the Plan Administrator shall direct the Trustee to establish accounts for the Investment Funds as determined by the Plan Administrator.

6.2   Participant Direction

      In the event that the Plan Administrator authorizes the use of more than one Investment Fund, each Participant shall designate the percentage of the future contributions to be allocated to his Accounts that will be invested in each of the Investment Funds available under the Plan. Any such designation shall be made in such increments, in such manner and pursuant to such other rules and limitations as the Plan Administrator shall prescribe. A Participant's investment designation shall remain in effect until changed by the Participant (or the Beneficiary, if applicable). A Participant (or Beneficiary, as applicable) may change his investment designation with respect to the future contributions to be allocated to, and/or the existing balances in, his Accounts at such times, in such increments and pursuant to such other rules and limitations as the Plan Administrator shall prescribe.

6.3   Investment Results

      As of each Valuation Date, the investment results obtained in the Investment Funds shall be allocated only to the Account balances of Participants who have invested in the fund.

6.4   Voting of Stock Held in Investment Funds

      With respect to each Participant's investment in any Investment Fund, other than the Immunex Corporation Common Stock Fund, the Trustee shall vote the number of shares credited to each Participant's Account, in each case, in a manner that the Trustee believes to be consistent with its fiduciary duties under section 404 of ERISA.

6.5   Voting of Employer Stock

      With respect to each Participant's investment in the Immunex Corporation Common Stock Fund, before each annual or special meeting of the stockholders of the

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

Employer, the Employer will furnish such Participant with a copy of the proxy solicitation material for such meeting, together with a form addressed to the Trustee requesting the Participant's confidential instructions on how the shares of Immunex Corporation common stock ("Shares") allocated to the Participant's Account should be voted on each matter to come before the meeting. The number of Shares allocated to a Participant's Account will be determined by multiplying the number of Shares held in the Immunex Corporation Common Stock Fund as of the applicable record date by a fraction, the numerator of which is the number of units of such Fund held in the Participant's Account as of the applicable record date and the denominator of which is the total number of outstanding units of such Fund as of such date. Upon receipt of such instructions, the Trustee shall vote Shares allocated to each Participant's Account (including fractional as well as whole Shares) in accordance with timely directions of such Participant; provided, that a failure of a Participant to timely and affirmatively direct the manner in which Shares allocated to the Participant's Account are to be voted shall be deemed for purposes of this Section to be an affirmative direction to abstain from voting.

6.6   Tender of Employer Stock

      The Trustee shall, with respect to Shares allocated to that portion of each Participant's Account invested in the Immunex Corporation Common Stock Fund, act in response to any tender offer or exchange offer for Shares commenced by a person or persons, including, but not limited to, a tender offer or exchange offer within the meaning of the Securities Exchange Act of 1934, as amended from time to time (all such tender or exchange offers collectively, a "tender offer"), in accordance with timely directions of such Participant; provided, that a failure of a Participant to timely and affirmatively direct the manner in which the Trustee is to act in response to a tender offer with respect to Shares allocated to the Participant's Account shall be deemed for purposes of this Section to be an affirmative direction not to take action with respect to such Shares. For purposes of determining the number of Shares to be the subject of any particular response to a tender offer, the Trustee shall use the nearest practicable date as determined by the Trustee. The number of Shares allocated to a Participant's Account will be determined by multiplying the number of Shares held in the Immunex Corporation Common Stock Fund as of the relevant date by a fraction, the numerator of which is the number of units of such Fund held in the Participant's Account as of such date and the denominator of which is the total number of outstanding units of such Fund as of such date. The Employer and the Trustee each shall use its best efforts to timely distribute or to cause to be distributed to each Participant such information as is being distributed to other stockholders of the Employer in connection with any such tender offer.

Immunex Corporation Profit Sharing 401(k) Plan and Trust              Page VI-2

                             VII. PARTICIPANT LOANS

The Plan Administrator, upon the application of a Participant, may direct the Trustee to make a loan or loans to such Participant. The Plan Administrator shall follow a uniform and nondiscriminatory policy in approving such loans and loans shall be made available to Participants on a reasonably equivalent basis.

7.1   Loans to Participants

      A.  Availability of Loans

          Upon application by a Participant, the Plan Administrator may direct the Trustee to make a loan to the Participant from the vested balances in the Participant's Employee Deferral Account, Rollover Account and Employer Matching Account. Such borrowing rules must be formulated and administered so that the requirements of Code Section 72(p) for non-taxable loans, the applicable Department of Labor regulations on plan loans, and the following provisions of this Section 7.1 are satisfied. Any loan hereunder will bear a reasonable rate of interest and will be evidenced by a promissory note signed by the Participant in such form as the Plan Administrator may require. The amount of any such loan will be withdrawn from the vested balances in the Participant's Employee Deferral Account, Rollover Account and Employer Matching Account and from the Investment Fund or Funds in which such Accounts are invested in the manner specified in the Plan Administrator's borrowing rules.

      B.  Plan Administrator's Borrowing Rules

          The Plan Administrator may adopt borrowing rules for loans hereunder and may revise such rules from time to time. The rules may contain such requirements pertaining to loans as the Plan Administrator deems necessary or desirable and that are not specified herein. The borrowing rules may govern the procedures and cut-off dates for applying for loans hereunder and the terms of such loans, including
          (i) the number of loans that a Participant may request in any year and the number of loans that may be outstanding at any time to a Participant, (ii) any restrictions on reborrowing not stated in this
          Section 7.1, (iii) the interest rate in effect from time to time for loans or the method of ascertaining such interest rate, and (iv) the repayment schedule for loans or the method for determining the repayment schedule.

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

      C.  Amount of Loans

          The minimum loan amount is $1,000 or such lesser amount as the Plan Administrator may from time to time set forth in its borrowing rules. The maximum aggregate loan amount is based upon the vested balances in the Participant's Accounts. No Participant loan will exceed the smallest of (i) the amount of the vested balances in the Participant's Employee Deferral Account, Rollover Account and Employer Matching Account, (ii) one-half of the Participant's vested Account balances, or (iii) $50,000 (reduced by the highest outstanding loan balance to the Participant during the 12 months preceding the loan). For purposes of applying such limits, Account values as the Valuation Date coincident with or immediately preceding the date on which the loan is made will be used.

      D.  Maximum Repayment Period

          1.   Other Than Residential Loans

               Except as provided in paragraph 2 immediately below, the maximum term of a loan will be 5 years (provided that the Plan Administrator may establish a shorter repayment period for small loans).

          2.   Residential Loans

               If a Participant requests a loan for the acquisition or construction of the Participant's principal residence, the repayment period will be determined by reference to bank loans for the same purpose but may not exceed 10 years; provided, however, that effective January 1, 2002, loans described in this paragraph 2 that are transferred (or rolled over) to this Plan from another plan shall retain the original term of such loan, even if it exceeds 10 years.

      E.  Security for Repayment

               Each loan hereunder will be a Participant-directed investment for the benefit of the Participant requesting such loan; accordingly, any default in the repayment of principal or interest of any loan hereunder will reduce the amount available for distribution to such Participant (or the Participant's Beneficiary). Thus, any loan hereunder will be secured by up to 50 percent of the vested amount in the Participant's Accounts. The

Immunex Corporation Profit Sharing 401(k) Plan and Trust              Page VII-2

          Plan Administrator acting under its borrowing rules may require other security for repayment of a loan in any instance. A Participant receiving a loan must execute such instruments as the Plan Administrator requests and must pay any fees for filings required by the Plan Administrator to perfect any security interest in the Participant's Accounts or other security.

      F.  Repayment

          The Plan Administrator may require a Participant to execute an agreement to repay the principal and interest of a loan through regular payroll deduction payments from the Participant's compensation. The Plan Administrator may establish back-up repayment procedures for Participants who do not make payroll deduction repayment. Except as otherwise may be permitted under Treasury regulations, any repayment procedure must provide for substantially level amortization payments made quarterly or more frequently. Any loan hereunder may be prepaid, in whole or in part, at any time without penalty. If a Participant's service as an Employee is terminated for any reason, the entire unpaid principal and interest of any loan then outstanding to such Participant will become immediately due and payable.

      G.  Action Upon Default

          If a Participant defaults on any payment of interest or principal of a loan hereunder or defaults upon any other obligation relating to such loan, the Plan Administrator may take (or direct the Trustee to take) such action or actions as it determines to be necessary to protect the interests of the Plan. Such actions may include commencing legal proceedings against the Participant, or foreclosing on any security interest in the Participant's Accounts or other security given in connection with a loan hereunder; however, the Plan Administrator will not direct foreclosure on the Participant's Employee Deferral Account at a time when the Participant would not be entitled to receive a distribution or withdrawal from such Account.

      H.  Distribution to Participant With Loan

          In the case of any Participant with a loan outstanding hereunder, the amount available for distribution to such Participant (or such Participant's Beneficiary) will consist of the portion of his Accounts invested in the Investment Funds of the Trust Fund. In addition, the

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

          Participant's note will be distributed to the Participant (or the Participant's Beneficiary), and the Trustee will report the value of the note for income tax purposes as the amount of unpaid principal and interest due thereon at the date of distribution.

7.2   Accounting for Loans

      A.  Source of Loan

          The Plan Administrator will establish procedures and ordering rules for liquidating the Participant's Accounts to make a loan to him.

      B.  Loan Account

          The Plan Administrator will establish and maintain a loan account for each borrowing Participant. The unpaid principal and accrued but unpaid interest on the loans to a Participant will be reflected for Plan accounting purposes in the Participant's loan account. Repayments by the Participant will be credited to the Participant's loan account. The Plan Administrator will establish uniform procedures for transferring repayment amounts from his loan account to the Participant's other accounts.

Immunex Corporation Profit Sharing 401(k) Plan and Trust              Page VII-4

                          VIII. NONFORFEITABLE BENEFITS

8.1   Nonforfeitable Interest

      A Participant shall have a nonforfeitable interest in the Participant's Accounts based on the Participant's Years of Service for vesting. The Participant's Years of Service shall be determined in accordance with
      Section 8.2, and the Participant's nonforfeitable interest shall be determined as follows:

      A.  Employee Deferral Account and Rollover Account

          A Participant shall have a nonforfeitable interest in the Participant's Employee Deferral Account and Rollover Account at all times.

      B.  Employer Matching Account and Employer Profit Sharing Account

          A Participant's nonforfeitable interest in the Participant's Employer Matching Account and Employer Profit Sharing Account shall be determined under the following schedule:

         Completed Years                           Nonforfeitable
           of Service                                Percentage

          Less than 1                                     0
        1 but less than 2                                20
        2 but less than 3                                40
        3 but less than 4                                60
        4 but less than 5                                80
          5 or more                                     100

          In the event the Employer designates some part or all of a Profit Sharing Contribution for a Plan Year as a qualified nonelective contribution, a Participant to whom such a contribution is allocated shall have nonforfeitable interest in such contribution at all times.

8.2   Years of Service

      The following rules shall be applied in determining the number of a Participant's Years of Service using the Vesting Computation Period to credit Years of Service and One-Year Breaks in Service. All of an Employee's Years

Immunex Corporation Profit Sharing 401(k) Plan and Trust             Page VIII-1
     of Service with the Employer shall be counted except the following Years of Service shall be disregarded:

     A. Years of Service prior to a One-Year Break in Service until the Employee completes a Year of Service following the Participant's return to the service of the Employer.

     B. Years of Service completed prior to a One-Year Break in Service if the Employee does not have any nonforfeitable interest under the Plan to an Accrued Benefit derived from Employer contributions and the number of the Employee's consecutive One-Year Breaks in Service equals or exceeds the greater of five (5) or the aggregate number of the Employee's Years of Service prior to such Break; provided, that in the case of Plan Years beginning prior to January 1, 1985, a nonvested Employee's Years of Service prior to a One-Year Break in Service (incurred in a Plan Year beginning prior to 1985) shall not be counted if the number of the Employee's consecutive One-Year Breaks in Service equals or exceeds the aggregate number of the Employee's Years of Service prior to such Break. In applying the rules of this paragraph, if any Years of Service are disregarded by reason of any earlier One-Year Break in Service, such Years of Service shall not be aggregated when determining whether Years of Service are to be disregarded by reason of a subsequent One-Year Break in Service.

8.3  No Increase in Pre-break Vesting

     In the case of a Participant who incurs five (5) consecutive One-Year Breaks in Service, Years of Service completed by such Participant after such Break period shall not be counted to increase the Participant's nonforfeitable interest in the Participant's Accounts as determined prior to such Break period.

8.4  Forfeitable Interests

     Upon separation from the Employer's service for any reason, a Participant's forfeitable interest in the Participant's Accrued Benefit shall be forfeited in accordance with the following rules, whichever is applicable.

Immunex Corporation Profit Sharing 401(k) Plan and Trust             Page VIII-2

     A.   Zero Percent Vested

          In the event a Participant's service with the Employer terminates and such Participant does not have any nonforfeitable interest in the Participant's Accrued Benefit, the Participant shall be deemed to have received a distribution of such nonforfeitable Accrued Benefit on his termination date and the forfeitable portion of the Accrued Benefit shall be forfeited at the time of the Participant's separation from service. A Participant who has no vested interest will be deemed cashed out from the Plan. If a Participant is deemed to receive a distribution in accordance with this paragraph and the Participant resumes service with the Employer or an Affiliate before the date on which the Participant incurs five consecutive One-Year Breaks in Service, the amount of the forfeited Accrued Benefit shall be restored.

     B.   Partially Vested

          1.   Five-Year Break in Service

               In the event a Participant's service with the Employer and its Affiliates terminates and such Participant has a nonforfeitable interest in the Participant's Accrued Benefit but is not paid the entire nonforfeitable portion of the Participant's Account, a separate account shall be established for the Participant's remaining Accrued Benefit and the forfeitable interest the Participant shall be forfeited as of the end of the Plan Year in which the Participant incurs five (5) consecutive One-Year Breaks in Service. The Participant's nonforfeitable interest in the Participant's separate Account at any time prior to incurring 5 consecutive One-Year Breaks in Service shall be an amount "X" determined under the formula X = P(AB + (R x D)) - (R x D), where P is the vested percentage at the relevant time; AB is the Account balance at the relevant time; D is the amount of the distribution; R is the ratio of the Account balance at the relevant time to the Account balance after distribution; and the relevant time is the time at which, under the Plan, the vested percentage in the Account cannot increase.

          2.   Cash Out Rule

               In the event a Participant's service with the Employer and its Affiliates terminates and such Participant is paid the Participant's

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

               entire nonforfeitable interest prior to incurring 5 consecutive One-Year Breaks in Service, the forfeitable interest of the Participant shall be forfeited at the time the payment is made. If the Participant returns to the Employer's (or an Affiliate's) service before incurring 5 consecutive One-Year Breaks in Service and repays to the Plan the full amount of the earlier distribution, the forfeited amount, unadjusted by any investment increases or decreases, shall be restored to the Participant's Account. To obtain a restoration of a forfeited amount, the Participant's repayment must be made before the earlier of the date on which the Participant incurs five consecutive One-Year Breaks in Service or the end of the five year period beginning with the date on which the Participant resumes employment with the Employer or an Affiliate. If the Participant's earlier distribution was made for any reason other than separation of service with the Employer and its Affiliates, the forfeited amount shall be restored only if the Participant repays the earlier distribution before the date five years after the date of the distribution. A Participant whose entire nonforfeitable interest has been distributed from the Plan will be deemed cashed out from the Plan.

8.5  Distribution to Separated Participants

     In the case of a Participant who separates from the service of the Employer and its Affiliates, the Participant's nonforfeitable interest in the Participant's Accounts shall be payable in accordance with the provisions of Article XII.

Immunex Corporation Profit Sharing 401(k) Plan and Trust             Page VIII-4

                                 IX. RETIREMENT

9.1   Retirement Age and Benefit

      A.  Normal Retirement

          A Participant shall have a nonforfeitable interest in the Participant's Accrued Benefit upon attaining Normal Retirement Age. Payment of the Participant's Accounts shall be made in accordance with the provisions of Article XII.

      B.  Postponed Retirement

          A Participant may not be required to retire involuntarily under this Plan simply because the Participant attains Normal Retirement Age. Subject to Section 12.2A, no payment of a Participant's Accounts shall be made under the Plan until a Participant actually retires and ceases employment. Upon actual retirement, payment of the Participant's Accounts shall be made in accordance with the provisions of Article XII.


Immunex Corporation Profit Sharing 401(k) Plan and Trust               Page IX-1

                                X. DEATH BENEFIT

10.1      Death of Participant

          A Participant who dies while in the service of the Employer shall be 100 percent vested in the Participant's Accounts upon the Participant's death. Upon a Participant's death, the nonforfeitable portion of the Participant's Accounts shall be payable to the Participant's Surviving Spouse, or the Participant's designated Beneficiary if the Participant has no Surviving Spouse at the time of death or the Spouse consents to the designation of a Beneficiary other than the Surviving Spouse. The designation of a Beneficiary to whom the Spouse has consented shall not be changed without the Spouse's consent to such change unless the Spouse's earlier consent expressly permits designations by the Participant without any requirement of further consent by the Spouse. A Spouse's consent must be in writing, it must acknowledge the effect of the Beneficiary designation and it must be witnessed by a notary public or a Plan representative. A Spouse's consent to a Beneficiary designation as provided for under this Section is effective only with respect to that Spouse. Payment of the death benefit shall be made in accordance with the provisions of
          Article XII, provided that the Surviving Spouse may require that the payment be made within a reasonable time following the Participant's death.

10.2      Payments Upon Failure to Designate Beneficiary

          Any portion of the amount payable that is undisposed of because of the failure to designate a Beneficiary or the failure of the Beneficiary to survive the Participant shall be paid in order of survivorship to:

          A.   The Participant's Surviving Spouse;

          B.   The Participant's descendants, per stirpes; and

          C.   If none are surviving, the Participant's estate.

          Notwithstanding the above, if the Plan Administrator is unable to locate any of the persons listed in (A) or (B) within three (3) months, the Plan Administrator may pay the death benefits to the Participant's estate.


Immunex Corporation Profit Sharing 401(k) Plan and Trust                Page X-1

                             XI.  DISABILITY BENEFIT

11.1 Payment Due

     If a Participant becomes Permanently Disabled while in the service of the Employer, the Participant shall be 100 percent vested in the Participant's Accounts as of the date of the Participant's disability. Payment of the Participant's entire interest shall be made in accordance with the provisions of Article XII.

11.2 "Permanently Disabled"

     "Permanently Disabled" means that the Participant is unable by reason of any medically determinable physical or mental impairment to substantially perform the regular material duties of the same occupations for which the Participant has been employed by the Employer, and such disability is expected to be of long, continued and indefinite duration. Permanent disability shall be established by the certification of a physician, selected by the Participant and approved by the Plan Administrator that the Participant has suffered a permanent disability, or if the physician selected by the Participant shall not be approved by the Plan Administrator, by a majority of three physicians, one selected by the Participant (or the Participant's Spouse, child, parent or legal representative in the event of the Participant's inability to select a physician), one by the Plan Administrator, and the third by the two physicians selected by the Participant and the Plan Administrator. The decision of the majority of such three physicians shall be final and conclusive.

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

                       XII.  DISTRIBUTIONS AND WITHDRAWALS

12.1 Distribution of Benefits

     A.   Forms of Distribution

          Subject to subsection C below, any amounts payable under the terms of the Plan with respect to a Participant who retires after attaining Normal Retirement Age, becomes Permanently Disabled or dies shall, at the election of the Participant or Beneficiary (as applicable), be paid as a single-sum distribution of cash, or in a series of payments over a period not to extend beyond the life expectancy of the Participant (or the Beneficiary, as applicable) or the joint life expectancy of the Participant and the Participant's Beneficiary. Any amounts payable under the terms of the Plan with respect to a Participant who separates from service for any other reason shall be paid as a single-sum distribution of cash. No annuities shall be payable from the Plan. Each optional form of benefit offered under the Plan shall be available to all Participants on a nondiscriminatory basis. Notwithstanding the foregoing, if the Plan Administrator establishes an Investment Fund that is designed to invest primarily in the common stock of Immunex Corporation, a Participant (or Beneficiary, as applicable) may elect to receive such whole shares of Immunex Corporation common stock as are allocated to that portion of the Participant's vested Accounts that is invested in such Investment Fund (with cash for any fractional shares), in lieu of receiving cash for such portion of the Participant's Accounts.

     B.   Time of Distribution

          1.   Distribution Dates

               Subject to paragraph 2 of this subsection B, subsection C below and Section 12.2, benefits due to a Participant or Beneficiary, as applicable, shall be paid or commence to be paid within an administratively reasonable time following the Valuation Date elected by the Participant or Beneficiary, as applicable. A Participant or Beneficiary may elect to commence distributions as of any Valuation Date coinciding with or following the Participant's separation from service with the Employer and its Affiliates. In the case of a payment to a Participant, the payment shall not be made without the consent of the Participant, to the

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

               extent required by law, if the value of the Participant's nonforfeitable interest in the Participant's Accounts exceeds $5,000 as of the date of distribution.

          2.   Consent to Distribution

               Unless a Participant elects in writing to receive the Participant's benefit at a later date, payment to a Participant shall be made no later than sixty (60) days after the close of the Plan Year in which the latest of the following events occurs:

               a.   The Participant attains age sixty-five (65);

               b. The 10th anniversary of the date on which the Participant first became a Participant; or

               c. The termination of the Participant's service with the Employer.

     C.   Small Benefit Cash-Out

          If the Participant's nonforfeitable interest in his Accounts does not exceed $5,000 as of the date of distribution, that interest shall be distributed as a lump sum within an administratively reasonable time following the Valuation Date coinciding with or immediately following the Participant's separation from service with the Employer and its Affiliates.

     D.   Valuation of Accounts for Distribution

          For purposes of determining the value of a Participant's Accounts under this Section, the value shall be determined as of the Valuation Date immediately preceding the date of distribution.

12.2 Required Distributions

     Notwithstanding any other provision of this Plan to the contrary, effective for Plan Years beginning on and after January 1, 1997, the following shall apply:

     A. The entire interest of a Participant shall be distributed commencing no later than the Participant's Required Beginning Date.

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

     B. The Participant's interest shall be distributed over a period that does not exceed the life expectancy of the Participant (or the Beneficiary) or the life expectancy of the Participant and the Participant's designated Beneficiary, provided, that if the distributions are for a period measured by the life expectancy of the Participant or the joint life expectancy of the Participant and the Participant's Spouse, if applicable, such life expectancies shall be recalculated annually, if the Participant so elects. If the Participant's designated Beneficiary is someone other than his Spouse, then the Participant's life expectancy may be recalculated, but the Beneficiary's may not. Distributions to the Participant or the Participant and the Participant's designated Beneficiary shall meet the minimum annual distribution requirements and the incidental death benefit rules of Code Section 401(a)(9) and the regulations thereunder, including Treasury Regulation (S) 1.401(a)(9)-2, which are incorporated herein by reference.

          Notwithstanding any provision of the Plan to the contrary, with respect to distributions under the Plan made for calendar years beginning on or after January 1, 2001, the Plan will apply the minimum distribution requirements of Code Section 401(a)(9) in accordance with the regulations under Code Section 401(a)(9) that were proposed on January 17, 2001, notwithstanding any provision of the Plan to the contrary. This amendment shall continue in effect until the end of the last calendar year beginning before the effective date of final regulations under Code Section 401(a)(9) or such other date as may be specified in guidance published by the Internal Revenue Service.

     C. If payments have commenced to the Participant and the Participant dies before the Participant's entire interest is distributed, the Participant's remaining interest shall be distributed to the Participant's Beneficiary at least as rapidly as under the method of distribution to the Participant as of the date of the Participant's death.

     D. If a Participant dies before distribution of the Participant's interest has commenced, the Participant's entire interest shall be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant's death, provided, that if the Participant has designated a Beneficiary to receive a part or all of the Participant's interest and if payment to the Beneficiary commences no later than December 31 of the calendar year following the year of the Participant's death, the portion payable to such Beneficiary may be paid over a period that does

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

          not exceed the Beneficiary's life expectancy. In the event the Participant's designated Beneficiary is the Participant's Spouse, payment to the Spouse need not commence earlier than the later of December 31 of the year in which the Participant would have attained age seventy and one-half (70-1/2) or December 31 of the year following the year of the Participant's death. If a deceased Participant's designated Beneficiary is the Participant's Spouse and the Spouse dies before payments commence, the Participant's entire interest shall be distributed by applying the rules of this paragraph as though the deceased Spouse were the Participant.

12.3 Distributions to Minors and Incompetents

     If any Participant or Beneficiary entitled to receive benefits hereunder is a minor or, in the judgment of the Plan Administrator, unable to take care of his affairs because of mental condition, illness or accident, any payment due such person may, in the sole discretion of the Plan Administrator (unless prior claim therefor shall have been made by a qualified guardian or other legal representative), be paid for the benefit of such Participant or Beneficiary: (a) to such person's legal representative appointed by proceedings satisfactory to the Plan Administrator; (b) to such person (other than a minor) directly even though he is not then able to exercise control over such payment; and/or (c) to any custodian under the Uniform Gifts to Minors Act or similar statutes or guardian of such person or of his property with whom such person is making his home. Neither the Trustee, the Plan Administrator nor the Employer shall be required to see to the application of any such distribution so made to any of said persons, but said person's receipt shall be a full discharge of the Trustee's, the Plan Administrator's and the Employer's duties.

12.4 Qualified Domestic Relations Orders

     A.   Distributions

          In the event a person (hereafter called the "alternate payee") is designated by a qualified domestic relations order, as defined under Code Section 414(p), as having a right to receive all, or a portion of, the benefits payable under the Plan to a Participant, payment to the alternate payee may, to the extent provided by such order, begin at a time not permitted for distributions to the Participant. Payment to the alternate payee may be made as though the Participant had retired on the date on which the order requires payment to begin considering the present value

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

          of benefits accrued by the Participant up to such date (but disregarding an Employer subsidy for early retirement). Payment may be made in any form permitted by the Plan other than in the form of a joint and survivor annuity with respect to the alternate payee and the alternate payee's spouse.

     B.   Separate Account Period

          If it is being determined whether a domestic relations order received in connection with a Participant is a qualified domestic relations order, the Plan Administrator shall separately account for the amounts that would have been paid to the alternate payee during the period of determination if the order was a qualified one. If the order is determined to be a qualified order at any time during the eighteen
          (18) month period beginning on the date on which the first payment would be required to be made under the qualified domestic relations order, the Plan Administrator shall pay the segregated amounts, including interest thereon, to the persons entitled to the amounts under the order. If it is determined that the order is not a qualified order or if at the end of the eighteen (18) month period it is still undetermined whether the order is a qualified order, the segregated amounts, including interest thereon, shall be paid to the persons who would have been entitled to the payments had there been no order. In the event it is determined that the order is a qualified order only after the eighteen (18) month period has elapsed, the application of the order shall be applied prospectively only, beginning as of such determination date.

     C.   Suspension of Benefits

          Notwithstanding any provision of the Plan to the contrary, in accordance with procedures established by the Plan Administrator, the Plan Administrator may temporarily suspend a Participant's right to borrow or withdraw from his Account or obtain a distribution from his Account, if (i) the Plan Administrator receives a domestic relations order and the Participant's Account is a source of the payment for such domestic relations order, or (ii) if the Plan Administrator receives notice that a domestic relations order is being sought by the Participant, his spouse, former spouse, child or other dependent (as defined in Code Section 152) and the Participant's Account is a source of the payment for such domestic relations order. Such suspension may continue for a reasonable period of time (as determined by the Administrator) which

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

            may include the period of time the Plan Administrator, a court of competent jurisdiction or other appropriate person is determining whether the domestic relations order qualifies as a QDRO.

12.5   Hardship Distributions

       The Plan will allow hardship distributions. A distribution of all or a portion of the Participant's Elected Contributions Account (other than earnings credited thereto after December 31, 1988) and the Participant's Rollover Account may be made to a Participant upon the Participant's request if it is established that the Participant has an immediate and heavy financial need and the distribution is necessary to satisfy such need. The Plan Administrator shall establish the existence of the Participant's immediate and heavy financial need and the Participant's necessity for a distribution to satisfy such need by applying the following standards:

       A.   Immediate and Heavy Financial Need

            A need will be deemed to be an immediate and heavy financial need if it is to pay for one or more of the following:

            1. Uninsured medical expenses described in Code Section 213(d) incurred by the Participant, the Participant's Spouse, or any dependent of the Participant (a dependent shall be determined under Code Section 152) or necessary for such persons to receive medical care, as defined in Code Section 213(d);

            2. Purchase (excluding mortgage payments) of a principal residence for the Participant;

            3. Payment of tuition and related educational fees for the next 12 months of post-secondary education for the Participant or the Participant's Spouse, children or dependents;

            4. The need to prevent the eviction of the Participant from the Participant's principal residence or foreclosure on the mortgage of the Participant's principal residence; or

            5. Any other reason recognized to constitute an immediate and heavy financial need by the Commissioner of the Internal Revenue Service in a revenue ruling, notice or other document of general applicability. A need otherwise determined to constitute

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

            an immediate and heavy financial need will not fail to be such a need merely because the need is foreseeable or voluntarily incurred by the Participant.

B.     Distribution Necessary to Satisfy the Financial Need

       A distribution will be necessary to satisfy the immediate and heavy financial need only if all of the following requirements are satisfied:

       1. The amount distributed does not exceed the amount of the heavy and immediate financial need, increased by any amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from the distribution;

       2. The Participant has obtained all distributions (other than hardship distributions) and all nontaxable loans currently available to the Participant under the Plan and under all other qualified plans maintained by the Employer; and

       3.   The requirements of subsection C immediately below are satisfied.

C.     Restrictions

       The following restrictions will apply to a Member who receives a hardship withdrawal:

       1. Upon receiving a distribution under this Section 12.5, the Participant's elective contributions (e.g., Participant Elected Contributions) and employee contributions under this Plan and all other plans maintained by the Employer or an Affiliate will be suspended for at least 12 consecutive months; and

       2. A Participant who receives a distribution under this Section may not make elective contributions (e.g., Participant Elected Contributions) under the Plan or any other plans maintained by the Employer or an Affiliate for the Participant's taxable year (immediately following the taxable year of the hardship distribution) in excess of the Section 402(g) Limit for such taxable year less the amount of the Participant's elective contributions for the taxable year of the hardship distribution.

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

       D.   Additional Rules

            The following rules shall apply to each request for a hardship distribution by a Participant.

            1. The Participant's request for a hardship distribution shall be made on such forms as are provided by the Plan Administrator from time to time and the Participant shall furnish the Plan Administrator with such information as the Plan Administrator requests in its evaluation of the Participant's request;

            2. The amount distributed, if any, shall in no event exceed the balance of the Participant's Employee Deferral Contributions Account (excluding earnings credited thereto after December 31, 1988) and Rollover Account; and

            3. A Participant's request for a hardship distribution shall not be honored to the extent it requires the distribution of an amount serving as security for a loan to the Participant

12.6   Direct Rollover Distributions

       Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Section, a distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

       A.   Eligible Rollover Distribution

            An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such a distribution is required under Code Section 401(a)(9); the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities); and any portion of a hardship withdrawal pursuant to
            Section 12.5 made

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

            from a Participant's Employee Deferral Account after December 31, 1998.

       B.   Eligible Retirement Plan

            An eligible retirement plan is an individual retirement account described in Code Section 408(a), an individual retirement annuity described in Code Section 408(b), an annuity plan described in Code
            Section 403(a), or a qualified trust described in Code Section 401(a), that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

       C.   Distributee

            A distributee includes an employee or former employee. In addition, the employee's or former employee's surviving spouse and the employee's or former employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code Section 414(p), are distributees with regard to the interest of the spouse or former spouse.

       D.   Direct Rollover

            A direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributee.

12.7   Waiver of 30-Day Election Period

       If a distribution is one to which Code Sections 401(a)(11) and 417 do not apply, such distribution may commence less than 30 days after the notice required by Income Tax Regulation (S) Section 1.411(a)-11(c) is given provided (i) the Committee clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution or a direct rollover, and (ii) the Participant, after receiving the notice, affirmatively elects a distribution or a direct rollover.

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

                           XIII. TOP HEAVY PROVISIONS

13.1  Applicability

      Notwithstanding any other provision of the Plan to the contrary, the provisions of this Article shall apply for any Plan Year, beginning after December 31, 1983, in which the Plan is a Top-Heavy Plan as defined in Code Section 416(g).

13.2  Definitions

      A.   Aggregation Group

           Aggregation Group includes each plan maintained by the Employer or an Affiliate in which a Key Employee participates and each other plan maintained by the Employer or an Affiliate which enables any plan in which a Key Employee participates to meet the requirements of Code
           Section 401(a)(4) or 410. In addition, the Employer may elect to include other plans in the Aggregation Group which satisfy the requirements of Code Sections 401(a)(4) and 410 when considered together with the plans that are required to be aggregated. Any plan, however, that is or may be permissively included in the Aggregation Group upon an election by the Employer shall not be subject to the provisions of this Article.

      B.   Determination Date

           Determination Date shall be the last day of the preceding Plan Year or, if such Plan Year is the first Plan Year of the Plan, the last day of such Plan Year. In the case of plans included in an Aggregation Group, the present value of accrued benefits or accounts shall be combined for all aggregated plans that have a Determination Date that falls in the same calendar year.

      C.   Key Employee

           Key Employee means an Employee or a former Employee (or the beneficiary of such an Employee) who during the Plan Year ending on the Determination Date or during the four (4) preceding Plan Years is, as determined under Code Section 416(i):

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

      1. An officer of the Employer having an annual compensation greater than 50 percent of the amount in effect under Code Section 415(b)(1)(A);

      2. One of the ten Employees having annual compensation from the Employer greater than the amount in effect under Code Section 415(c)(1)(A) and owning (or considered as owning within the meaning of Code Section
           318) the largest interest in the Employer;

      3.   A five (5) percent owner; or

      4. A one (1) percent owner who has annual compensation from the Employer in excess of $150,000.

      Code Section 416(i) is hereby incorporated in the Plan by reference for the purpose of determining whether an Employee is a Key Employee, a former Key Employee, or a Non-Key Employee.

D.    Non-Key Employee

      Non-Key Employee means an Employee or a former Employee (or the beneficiary of such an Employee) who during the Plan Year ending on the Determination Date or during the four (4) preceding Plan Years is not a Key Employee or former Key Employee as defined under Code Section 416(i).

E.    Super Top-Heavy

      A plan or plans required to be included in the Aggregation Group shall be Super Top-Heavy for a Plan Year if on the Determination Date for such Plan Year the Top-Heavy Ratio exceeds ninety percent (90%).

F.    Top-Heavy

      A plan or plans required to be included in the Aggregation Group shall be Top-Heavy for a Plan Year if on the Determination Date for such Plan Year the Top-Heavy Ratio exceeds sixty percent (60%).

G.    Top-Heavy Ratio

      Top-Heavy Ratio means the ratio determined from dividing the present value of accrued benefits and accounts for Key Employees by the total

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

           value of accrued benefits and accounts for Key Employees and Non-Key Employees. The value of accrued benefits and accounts shall be determined as prescribed under paragraph H below.

     H.    Valuation of Accrued Benefit

           1.   Defined Contribution Plan

                The present value of an accrued benefit under a defined contribution plan is the account balance derived from Employer and nondeductible Employee contributions as of the most recent valuation date within the twelve (12) month period ending on the Determination Date, plus any contributions actually made since such date or, in the case of a plan subject to minimum funding requirements, contributions required to be made as of the Determination Date. All defined contribution plans required to be included or permissively included in the Aggregation Group shall be treated as a single plan.

           2.   Defined Benefit Plan

                The present value of an accrued benefit under a defined benefit plan is the value of the monthly retirement benefit derived from Employer or nondeductible Employee contributions, determined as of the most recent valuation date within the twelve (12) month period ending on the Determination Date, and determined as though the individual terminated service as of such valuation date. The benefit of Employee, other than a Key Employee, shall be treated as accruing under the method that is used for accrual purposes for all plans of the Employer and its Affiliates or, if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under Code
                Section 411(b)(1)(C). Reasonable actuarial assumptions shall be used to determine the value of the benefit under the plan; provided, that assumptions as to future withdrawal or future salary increases shall not be used. All defined benefit plans required to be included or permissively included in the Aggregation Group shall be treated as a single plan and the same actuarial assumptions shall be used to value benefits under each of the plans included in the Aggregation Group.

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           3.   Distributions Included

                In determining the present value of any accrued benefits and the amount of any account to be used to determine the Top-Heavy Ratio, distributions within the period of five (5) consecutive Plan Years ending on the Determination Date, and such rollover accounts as prescribed by regulation by the Secretary of the Treasury, shall be added to the value of accrued benefits as of such Determination Date. The accrued benefits of a former Key Employee and the accrued benefits of an individual who has not performed any services for the Employer maintaining the Plan at any time during the five (5) year period ending on the Determination Date shall, however, be disregarded.

13.3  Minimum Contributions

      For any Plan Year in which the Plan's Aggregation Group is Top-Heavy, the Employer contribution and forfeitures allocated to a Participant who is a Non-Key Employee in the employ of the Employer on the last day of the Plan Year shall be not less than the lesser of:

           A.   Three percent (3%) of the Participant's Compensation; or

           B. The percentage at which contributions are made under the Plan for the Key Employee for whom such percentage is the highest for the Plan Year. In determining the contribution rate for a Key Employee, Employee elective contributions under a plan qualified under Code Section 401(k) shall be included.

                If the Plan is required to be included in an Aggregation Group and the Plan allows a defined benefit plan required to be in such Group to meet the requirements of Code Section 401(a)(4) or 410, the minimum contribution, in such circumstances, shall be not less than three (3) percent of the Participant's Compensation for the Plan Year. All defined contribution plans required to be included in the Aggregation Group shall be treated as a single plan.

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

13.5  Benefits Under Different Plans

      If the Employer maintains one or more defined contribution plans (which shall be treated as a single defined contribution plan for purposes of this Article) in addition to a defined benefit plan and a Non-Key Employee participates in both types of plans, the Employer shall provide such Participant with the minimum benefit required under the defined benefit pension plan, offset, however, by any benefit provided under the Employer's defined contribution plan.

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

                       XIV. PROVISION AGAINST ANTICIPATION

Until distribution pursuant to the terms hereof, no Participant shall have the right or power to alienate, anticipate, commute, pledge, encumber or assign any of the benefits, proceeds or avails set aside for him under the terms of the Plan, and no such benefits, proceeds or avails shall be subject to seizure by any creditor of the Participant or the Employer under any writ or proceedings at law or in equity, provided, that the terms of this Section shall not prohibit the creation, assignment or recognition of a right to any benefit payable with respect to a Participant if such creation, assignment or recognition of a right is made under a qualified domestic relations order as defined under Code Section 414(p), a judgment, order, decree or settlement agreement described in Code
Section 401(a)(13) issued or entered into after August 4, 1997, or as security for a loan from the Plan which is permitted pursuant to Code Section 4975.

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XV.    ADMINISTRATIVE COMMITTEE - NAMED FIDUCIARY AND ADMINISTRATOR

15.1   Appointment of Committee

       The Employer shall appoint an Administrative Committee comprised of one or more persons (herein referred to as the Committee) to serve for such terms as the Employer may designate or until a successor has been appointed or until removal by the Employer. The Employer shall advise the Trustee in writing of the names of the members of the Committee and any changes thereafter made in the membership of the Committee. Vacancies due to resignation, death, removal or other causes shall be filled by the Employer. Members shall be bonded except as may otherwise be allowed by law. A member of the Committee may be paid reasonable compensation for the member's service, provided, that a member who is a full-time employee of the Employer shall serve without compensation. All reasonable expenses of the Committee shall be paid by the Employer. The number of the Committee may be changed by the Employer at any time.

15.2   Committee Action

       The Committee shall appoint a secretary who shall keep minutes of the Committee's proceedings and all data, records and documents pertaining to the Committee's administration of the Plan. The Committee shall act by majority vote of its members in office at that time, such vote to be taken at a meeting or, in writing, without a meeting. The Committee may, by such majority action, authorize its secretary or any one or more of its members to execute any document or documents on behalf of the Committee, in which event the Committee shall notify the Trustee in writing of such action and the name or names of those so designated. The Trustee shall accept and rely conclusively upon any direction or document executed by such secretary, member or members as representing action by the Committee until the Committee shall file with the Trustee a written revocation of such designation. A member of the Committee who is also a Participant hereunder shall not vote or act upon any matter relating solely to such member.

15.3   Rights and Duties

       The Committee shall be the Plan Administrator and Named Fiduciary of the Plan within the meaning of ERISA. The Committee, on behalf of the Participants and their Beneficiaries, shall have the authority to control and

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

       manage the operation and administration of the Plan and shall have all powers and discretionary authority necessary to accomplish those purposes. It will interpret and apply all Plan provisions and may correct any defect, supply any omission or reconcile any inconsistency or ambiguity in such manner as it deems advisable. It will make all final determinations concerning eligibility, benefits and rights hereunder, and all other matters concerning plan administration and interpretation. All determinations and actions of the Committee will be conclusive and binding upon all persons, except as otherwise provided herein or by law, and except that the Committee may revoke or modify a determination or action previously made in error. Any action or omission by the Committee will be subject to review (by a court or otherwise) only for an abuse of discretion. The Committee will exercise all powers and authority given to it in a nondiscriminatory manner, and will apply uniform administrative rules of general application in order to assure similar treatment of persons in similar circumstances. The responsibility and authority of the Committee shall include, but shall not be limited to, the following:

       A.   Construing and interpreting the terms and provisions of the Plan;

       B. Determining the eligibility of any person for benefits under the Plan, the amount of any such benefits and all other questions pertaining to the rights of Participants, their Spouses and their Beneficiaries hereunder;

       C.   Authorizing all disbursements by the Trustee from the Trust;

       D. Maintaining all necessary records for the administration of the Plan other than those that the Trustee has specifically agreed to maintain;

       E. Interpreting the provisions of the Plan and publishing such rules for the regulation of the Plan as are deemed necessary and not inconsistent with the terms of the Plan;

       F. Establishing reasonable procedures to determine the qualified status of domestic relations orders and to administer distributions under such qualified orders;

       G. Notifying the Participant and any other alternate payee, as defined under Code Section 414(p)(8), of the receipt of a domestic relations order, the Plan's procedures for determining the qualified status of such an order, and the determination made in connection with such order;

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

       H. Directing the Trustee to make distributions from the Trust Fund to Participants, former Participants, and beneficiaries of the Trust in accordance with the provisions of the Plan. The Trustee shall withhold from such distributions any amount required to be withheld pursuant to Code Section 3405 unless the recipient of such distributions has made an appropriate election under Code Section 3405(a)(2) or 3405(b)(3).

15.4   Investments

       The Committee may appoint, in writing, an Investment Manager or Managers to manage and control all or part of the investments of the Plan. No appointment of an Investment Manager shall be effective until the Investment Manager has acknowledged in writing that the Investment Manager is a fiduciary of the Plan, and that the Investment Manager has complied with the bonding requirements of ERISA.

15.5   Information, Reporting and Disclosure

       To enable the Committee to perform its functions, the Employer shall supply full and timely information to the Committee on all matters relating to the Compensation of all Participants; their continuous, regular employment; their retirement, death or cause for termination of employment; and such other pertinent facts as the Committee may require, and the Committee shall furnish the Trustee such information as may be pertinent to the Trustee's administration of the Trust. The Committee, as Plan Administrator, shall have the responsibility of complying with the reporting and disclosure requirements of ERISA and, to the extent applicable, any other federal or state law.

15.6   Independent Qualified Accountant

       Unless the Plan is exempt from the requirement by applicable law or regulation, the Committee shall engage, on behalf of all Participants, an independent qualified public accountant who shall conduct such examinations of the financial statements of the Plan and of other books and records of the Plan as the accountant may deem necessary to enable the accountant to form an opinion as to whether the financial statements and schedules required by law to be included in any reports are presented fairly and in conformity with generally accepted accounting principles applied on a basis consistent with that of any preceding year.

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

15.7   Standard of Care Imposed Upon the Committee

       The Committee shall discharge its duties with respect to the Plan solely in the interest of the Participants and Beneficiaries; and

       A. For the exclusive purpose of providing benefits to Participants and their Beneficiaries and defraying reasonable expenses of the Plan;

       B. With the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person, acting in a like capacity and familiar with such matters, would use in the conduct of an enterprise of like character and with like aims; and

       C. In accordance with the Plan provisions insofar as such provisions are consistent with the provisions of ERISA.

15.8   Allocation and Delegation of Responsibility

       The Committee may, by written rule promulgated under Section 15.3 above, allocate fiduciary responsibilities among Committee members and may delegate to persons other than Committee members the authority to carry out fiduciary responsibilities under the Plan, provided that no such responsibility shall be allocated or delegated to the Trustee without its written consent. As used in this part, the term "fiduciary responsibility" shall not include any responsibility provided in the Trust Agreement to manage or control the assets of the Plan.

       The Committee, in making the above allocation of fiduciary responsibilities, may provide that a person or group of persons may serve, with respect to the Plan, in more than one fiduciary capacity. The Committee or, so long as the Committee shall have made written approval, persons to whom fiduciary responsibilities have been delegated by the Committee may employ one or more persons to render advice with regard to any responsibility such fiduciary has under the Plan.

       In the event a fiduciary responsibility is allocated to a Committee member, no other Committee member shall be liable for any such act or omission of the person to whom the responsibility is allocated except as may be otherwise required by law. If a fiduciary responsibility is delegated to a person other than a Committee member, the Committee shall not be responsible or liable for an

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

       act or omission of such person in carrying out such responsibility except as may otherwise be required by law.

15.9   Bonding

       Each fiduciary of the Plan and every person handling Plan funds shall be bonded unless exempt from such requirement by law. It shall be the obligation of the Committee to assure compliance with applicable bonding requirements. The Trustee shall not be responsible for assuring that bonding requirements are complied with and such responsibility is specifically allocated to the Committee.

15.10  Claims Procedure

       A.    Effective Date

             The claims procedure set forth below applies to claims decided on or after January 1, 2002. Claims decided prior to January 1, 2002, shall be decided under the claims procedure in effect at the time of such decision.

       B.    Filing Claim

             A Participant or a Beneficiary, or the authorized representative of either (the "Claimant"), who believes that he is then entitled to benefits hereunder may file a written claim for such benefits with the Secretary of the Administrative Committee. The Administrative Committee may prescribe a form for filing such claims, and, if it does so, a claim will not be deemed properly filed unless such form is used, but the Secretary of the Administrative Committee shall provide a copy of such form to any person whose claim for benefits is improper solely for this reason.

       C.    Claim Review

             Claims that are properly filed will be reviewed by the Administrative Committee, which will make its decision with respect to such claim and notify the Claimant in writing of such decision within 90 days (45 days in the case of a claim related to permanent disability (within the meaning of Section 11.2)) after the Secretary of the Administrative Committee's receipt of the written claim; provided that the 90-day period (45-day period in the case of a claim related to permanent disability (within the meaning of Section 11.2)) can be extended for up

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

             to an additional 90 days (30 days in the case of a claim related to permanent disability (within the meaning of Section 11.2)) if the Administrative Committee determines that special circumstances require an extension of time to process the claim and the Claimant is notified of the extension, the reasons therefor, and the date by which the Administrative Committee expects to render a decision prior to the commencement of the extension. If the claim is wholly or partially denied, the written response to the Claimant shall include:

             1.   the specific reason or reasons for the adverse determination;

             2. references to the specific provisions of the Plan document on which the determination is based;

             3. a description of any additional information necessary for the Claimant to perfect his claim and an explanation why such information is necessary;

             4. a description of the Plan's review procedures (and the time limits applicable thereto), as set forth in subsection (D) immediately below;

             5. a statement of the Claimant's right to bring a civil action under ERISA Section 502(a) following an adverse benefit determination on appeal; and

             6. in the case of an adverse benefit determination related to permanent disability (within the meaning of Section 11.2):

                  a. if an internal rule, guideline, protocol or other similar criterion was relied upon in making the adverse determination, either the specific rule, guideline, protocol or other similar criterion; or a statement that such a rule, guideline, protocol or similar criterion was relied upon in making the adverse determination and that a copy of such rule, guideline, protocol or other criterion will be provided free of charge to the Claimant upon request; or

                  b. if the adverse benefit determination is based on a medical necessity or experimental treatment or similar exclusion or limit, either an explanation of the scientific or clinical judgment for the determination, applying the terms of the

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

                       Plan to the Claimant's medical circumstances, or a statement that such explanation will be provided free of charge upon request.

       D.    Appeal

             If the claim is denied in whole or in part, the Claimant may appeal such denial by filing a written request for appeal with the Secretary of the Administrative Committee within 60 days (180 days in the case of a claim related to permanent disability (within the meaning of Section 11.2)) of receiving written notice that the claim has been denied. Such written request for appeal should include:

             1.   a statement of the grounds on which the appeal is based;

             2. reference to the specific provisions in the Plan document which support the claim;

             3. the reason or argument why the Claimant believes the claim should be granted and evidence supporting each reason or argument; and

             4. any other relevant documents or comments that the Claimant wishes to include.

             Appeals will be considered by the Administrative Committee, which will take into account all comments, documents, records and other information submitted by the Claimant relating to the claim, without regard to whether such information was submitted or considered in the initial determination. The Administrative Committee will make its decision with respect to any appeal, and notify the Claimant in writing of such decision, within 60 days (45 days in the case of a claim related to permanent disability (within the meaning of Section 11.2)) after the Administrative Committee's receipt of the written request for appeal; provided that the 60-day period (45-day period in the case of a claim related to permanent disability (within the meaning of Section 11.2)) can be extended for up to an additional 60 days (45 days in the case of a claim related to permanent disability (within the meaning of Section 11.2)) if the Administrative Committee determines that special circumstances require an extension of time to process the appeal and the Claimant is notified of the extension, and the reasons therefor, prior to

Immunex Corporation Profit Sharing 401(k) Plan and Trust               Page XV-7
             the commencement of the extension. In the event the claim is denied on appeal, the written denial will include:

             1.   the specific reason or reasons for the adverse determination;

             2. references to the specific provisions of the Plan document on which the benefit determination is based;

             3. a statement that the Claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, documents, records, and other information relevant to the Claimant's claim for benefits;

             4. a statement of the Claimant's right to bring a civil action under ERISA Section 502(a);

             5. in the case of an adverse benefit determination related to permanent disability (within the meaning of Section 11.2):

                  a. if an internal rule, guideline, protocol or other similar criterion was relied upon in making the adverse determination, either the specific rule, guideline, protocol or other similar criterion; or a statement that such a rule, guideline, protocol or similar criterion was relied upon in making the adverse determination and that a copy of such rule, guideline, protocol or other criterion will be provided free of charge to the Claimant upon request;

                  b. if the adverse benefit determination is based on a medical necessity or experimental treatment or similar exclusion or limit, either an explanation of the scientific or clinical judgment for the determination, applying the terms of the Plan to the Claimant's medical circumstances, or a statement that such explanation will be provided free of charge upon request; and

                  c. the following statement: "You and your Plan may have other voluntary alternative dispute resolution options, such as mediation. One way to find out what may be available is to contact your local U.S. Department of Labor Office or your State insurance regulatory agency."

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

       E.    Provision of Documents, Records and Other Information

             During the appeal period, the Claimant will be provided, upon request and free of charge, reasonable access to, and copies of, documents, records and other information relevant to his claim. A document, record or other information will be considered "relevant" to a Claimant's claim, if such document, record or other information:

             (1) Was relied upon by the Administrative Committee in reaching its decision on the claim;

             (2) Was submitted, considered or generated in the course of deciding the claim, without regard to whether the document, record or other information was relied upon by the Administrative Committee in reaching its decision on the claim; or

             (3) Demonstrates compliance with the administrative processes and safeguards required under Department of Labor regulations in making the benefit determination.

       F.    Standard of Review

             Any further review, judicial or otherwise, of the Administrative Committee's decision on the Claimant's claim will be limited to whether, in the particular instance, the Administrative Committee abused its discretion. In no event will such further review, judicial or otherwise, be on a de novo basis, as the Administrative Committee has discretionary authority to determine eligibility for benefits and to construe and interpret the terms of the Plan.

15.11  Unclaimed Account Procedures

       If a Participant or the Participant's Surviving Spouse or Beneficiary, if applicable, does not claim the Participant's vested Accrued Benefit, the Participant's vested Accrued Benefit shall be forfeited and applied in accordance with the provisions of Section 4.1B.3 or 5.2, as applicable. An unclaimed vested Accrued Benefit shall be forfeited on the later of the date that is 6 months after the date the Plan Administrator notifies the Participant, Surviving Spouse or Beneficiary, as applicable, by certified or registered mail addressed to his last known address, that he is entitled to a benefit or the date on which occurs the earlier of the Participant's attainment of Normal

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

        Retirement Age or death, provided that the Participant, Surviving Spouse or Beneficiary has not made his whereabouts known prior to such date.

        If a Participant's vested Accrued Benefit is forfeited pursuant to this
        Section 15.11 and the Participant, Surviving Spouse or Beneficiary, as applicable, subsequently makes a claim for benefits, the forfeited Accrued Benefit shall be restored to the same dollar amount as was forfeited, unadjusted for any gains or losses occurring after the date on which it was forfeited. Such restoration shall be made first from the amount, if any, of Participant forfeitures occurring during the year of reinstatement. If such forfeitures are insufficient, restoration will be made from a special Employer contribution earmarked for that purpose. The reinstated vested Accrued Benefit shall be distribute to the Participant, Surviving Spouse or Beneficiary in accordance with the preceding provisions of the Plan.

15.12   Funding Policy

        The Committee shall be responsible for establishing and carrying out a funding policy for the Plan. In establishing such a policy, the short-term liquidity needs of the Plan shall be determined, to the extent possible, by considering, among other factors, the anticipated retirement date of Participants, turnover and contributions to be made by the Employer. In addition, all or a portion of the Plan's assets can be invested in "qualifying employer securities," within the meaning of
        Section 407(d)(5) of ERISA, including, but not limited to, common stock of Immunex Corporation. The funding policy and method so established shall be considered by the Committee in selecting Investment Funds pursuant to Section 6.1 and communicated by the Committee to any other fiduciary responsible for investment, including the Trustee and any Investment Manager, as applicable.

15.13   Indemnification

        The Employer does hereby indemnify and hold harmless each Committee member from any loss, claim or suit arising out of the performance of obligations imposed hereunder and not arising from said Committee member's willful neglect, misconduct or gross negligence.

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

                     XVI. APPOINTMENT OF INVESTMENT MANAGER

16.1    Authority for Appointment

        The Plan Administrator shall have the authority prescribed in ERISA
        Section 402(c)(3) to appoint one or more Investment Managers and contract with each for management of any part of the Fund. Selection and retention of an Investment Manager shall be in the Plan Administrator's discretion. Each Investment Manager shall have the power to manage, acquire and dispose of that part of the Fund designated by the Plan Administrator. The Investment Manager has no responsibility for Plan operation or administration.

16.2    Investment Manager Discretion

        Without limitation of the foregoing and if an Investment Manager is appointed:

        A. The Trustee, on Plan Administrator direction, shall segregate the Fund or any part thereof into one or more Investment Manager accounts. The Plan Administrator shall appoint an Investment Manager for each account and designate to the Trustee the part of the Fund to be managed by each Investment Manager. The Trustee shall send directly to the Investment Manager the proxies under the direction of the Investment Manager, who shall then vote such proxies at their discretion.

        B. Upon request, the Plan Administrator shall advise others that the Investment Manager is authorized to enter orders for such Investment Manager's account, but the Trustee shall always have custody of account assets. The Trustee shall give the Investment Manager copies of, or extracts from, such portions of its records relating to such accounts as are necessary for the exercise of such Investment Manager's functions.

        C. The Trustee shall neither question nor inquire about any action, direction or failure to give directions of any Investment Manager and shall not review the securities held in any Investment Manager account nor make any suggestions to the Investment Manager with respect to investment of, or disposition of, investments in any Investment Manager account. The Trustee shall not be liable for any act or omission of an Investment Manager or be under any obligation to invest or otherwise manage any asset of the Fund that is subject to the management of an Investment Manager. The Trustee shall not be liable for loss due to action or

Immunex Corporation Profit Sharing 401(k) Plan and Trust              Page XVI-1
             inaction complying with or in the absence of the Investment Manager's directions.

        D. The Plan Administrator, by notice to the Trustee and the Investment Manager, may terminate at any time the authority of an Investment Manager to manage the account. In such event or upon resignation of an Investment Manager, the Plan Administrator shall either appoint a successor Investment Manager for the account or, with the Trustee's consent, direct the Trustee to assume responsibility for the investment management of the assets in the account, in which case such assets shall no longer be segregated from the other assets of the Fund. Until receipt of notice of such termination or resignation, the Trustee shall rely on the latest prior notice of the appointment of an Investment Manager.

        E. Each Investment Manager to whom any fiduciary responsibility with respect to the Plan or Trust Fund is delegated shall discharge such responsibility in accordance with the standards set forth in ERISA
             Section 404(a).

        F. Upon written direction of an Investment Manager received by the Trustee, the Trustee is authorized to purchase or sell stock, bonds, commercial paper, mortgages, or other securities or indebtedness of the Trustee or any of its affiliates.

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

                   XVII. INVESTMENT OF TRUST FUNDS BY TRUSTEE

The Trustee shall exercise authority or discretion in the management and control of the assets of the Plan, except to the extent the selection of Investment Funds for investment by Participants is made by the Committee and except to the extent the management of any part of the Trust Fund has been delegated to any Investment Manager pursuant to Article XVI. Without limiting the generality of the foregoing, the Trustee shall invest and reinvest the principal and income of the Trust Fund in common Investment Funds, real estate, real estate contracts, government, municipal or corporation bonds, debentures or notes, including notes secured by deeds of trust, common and preferred stocks, or other forms of property whether real, personal or mixed, including investments for which interest is guaranteed by a bank, insurance company or other financial institution. In the event the Trustee invests any assets of the Plan in a common Investment Fund maintained by the Trustee or any bank affiliated with the Trustee (within the meaning of Section 1504 of the Code), the terms of such common fund are hereby adopted as part of the Plan and such terms are, by this reference, incorporated as part of this Document.

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

                       XVIII. POWERS AND DUTIES OF TRUSTEE

18.1    Powers of Trustee

        The Trustee shall have the following powers with regard to Trust assets. If investment discretion is exercised by a fiduciary or fiduciaries other than the Trustee, to the extent any of the following powers involve the exercise of investment discretion, the Trustee shall exercise such power at the direction of the investment fiduciary or fiduciaries.

        A. To sell, convey, transfer, mortgage, pledge, lease or otherwise dispose of Trust assets without the approval of any court and without obligation upon any person dealing with the Trustee to see to the application of any money or other property delivered to it;

        B. To exchange property or securities for other property or securities;

        C. To keep any or all securities or other property in the name of a nominee, to deposit securities in a securities depository and hold them in the name of its nominee, and to hold securities in book entry form at a Federal Reserve Bank;

        D. To vote, either in person or by proxy, any shares of stock or other securities held as part of the assets of the Trust, provided the Trustee shall forward proxies to the appropriate investment fiduciary, if the Trustee does not exercise investment discretion with respect to the security to be voted;

        E. To collect, as the same shall become due and payable, the principal or income of the Trust and, if necessary, to take such legal proceedings as may deem advisable in the best interest of the Trust to collect any sum of money due the Trust. The Trustee shall be under no obligation to commence suit unless it shall have been first indemnified by the Trust Fund or the Employer with respect to expenses or losses to which it may be subjected through taking such action;

        F. To borrow money for purposes of the Trust and to have power to execute and deliver notes, mortgages, pledges or other instruments as may be necessary in connection therewith;

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

      G. To pay the expenses of the Trust out of the Fund, including any taxes and reasonable compensation for its services as Trustee, if and to the extent that the Employer does not pay such expenses and compensation;

      H. To receive and hold in safekeeping the assets of the Trust, provided assets invested in a registered mutual fund or in any similar pooled fund for which the Trustee is not the custodian shall be held in safekeeping by the custodian of such fund, and the Trustee shall not be responsible for their safekeeping;

      I. To employ agents and to utilize the services of affiliates in performing its duties hereunder;

      J. To deposit Trust funds in an interest-bearing account with a bank or similar financial institution, including the Trustee, provided such deposits shall bear a reasonable rate of interest;

      K. To determine the fair market value of the Trust assets on an annual and other periodic basis. The Trustee shall perform such valuation in a reasonable and consistent manner in accordance with generally accepted accounting principles. The Trustee may utilize and shall be entitled to rely upon published quotation and pricing services that it considers reliable. In the event that the Committee or an Investment Manager directs investment into assets for which no published pricing information is available, the Trustee may obtain their fair market value from the Committee, the Investment Manager, or an appraiser selected by them, and shall be entitled to rely completely upon the value provided. If the Committee or Investment Manager is unable to unwilling to provide such valuation, the Trustee may engage an appraiser or other expert to determine the fair market value, and the fee for such service shall be an administrative expense of the Trust; and

      L. Upon direction of the Committee or an Investment Manager, acquire and maintain deposit administration contracts, insurance company investment contracts, individual annuities, or group annuity policies ("Contracts"). The Trustee shall execute the application for a Contract and a Contract in such form as the investment fiduciary and the Trustee shall agree. The Trustee shall be the legal owner of all Contracts held in the Trust. Upon the direction of the investment fiduciary, the Trustee shall pay from the Trust the premiums, assessments, charges, or other costs to acquire and maintain Contracts. The Trustee shall have no duty

Immunex Corporation Profit Sharing 401(k) Plan and Trust            Page XVIII-2
           to make such payment unless the Trustee receives such direction. If the cash available in the Trust is not sufficient to pay all the sums the investment fiduciary has directed the Trustee to pay, the Trustee shall promptly notify the investment fiduciary of the deficiency, and the Trustee shall have no duty to make any such payment until it receives sufficient cash to make the payment. Upon direction of the investment fiduciary, the Trustee shall collect and receive dividends or other income of the Contract or leave the income with the issuing company; convert from one form of Contract to another; designate a mode of settlement of the proceeds of a Contract; sell or assign a Contract; surrender a Contract for cash; agree with the issuing company to any release, modification, reduction, or amendment thereof; and without limitation exercise any other right, option, or privilege that belongs to the legal owner of a Contract. The Trustee shall have no discretion with respect to the exercise of any of the foregoing powers or any other action permitted by a Contract held in the Trust, but it shall exercise such powers or take such action only upon the direction of the investment fiduciary.

      M. Generally, with relation to the assets of the Trust, to do all such acts, execute all such instruments, take all such proceedings and exercise all such rights and privileges as it deems necessary to carry out its obligations hereunder to the extent consistent with the rights of Participants and Beneficiaries and the standard of care imposed by Section 18.4;

18.2  Annual Accounts

      The Trustee, within a reasonable period following the close of each Plan Year (not to exceed 120 days), shall render to the Plan Administrator a certified account of its administration of the Trust during the preceding year, which shall include such information maintained by the Trustee necessary to enable the Plan Administrator to comply with the reporting requirements of federal law. The Plan Administrator shall promptly review the Trustee's accountings and shall file any exceptions within 120 days of receipt. In the event it files no exception within such 120-day period, the accounting shall be deemed settled for the period covered by it.

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18.3  Notices and Directions

      Whenever a notice or direction is given to the Trustee, the instrument shall be signed by a person or persons duly authorized by resolution, minutes, or similar action to act on behalf of the Employer, the Plan Administrator, an Investment Manager, or any other person or agent with authority to direct the Trustee ("Authorized Person"). The Trustee shall be protected in acting upon any such notice, resolution, order, certificate, opinion, telegram, letter or other document believed to be genuine and to have been signed by the proper party or parties, and may act thereon without notice to any Participant and without considering the rights of any Participant.

      An Authorized Person may give, and the Trustee may rely upon, facsimile instructions. An Authorized Person is responsible to verify that facsimile instructions delivered to the Trustee are legible in form, clear in content, and properly executed. The Trustee shall not be liable for the security measures followed by an Authorized Person with respect to transmission of facsimile instructions. Should any person request disbursement by wire, the Trustee may require as a condition to such disbursement that such person conform to Trustee's standard policies and procedures for funds transfer and execute Trustee's standard funds transfer agreement.

      The Trustee shall not be required to determine or make any investigation to determine' the identity or mailing address of any person entitled to benefits under the Plan and shall send checks and other papers to such persons at addresses as may be furnished it by the Plan Administrator.

18.4  Standard of Care Imposed Upon Trustee

      The Trustee shall discharge its responsibilities under the Plan and Trust solely in the interests of the Participants and Beneficiaries; and

      A. For the exclusive purpose of providing benefits to Participants and their Beneficiaries and defraying reasonable expenses of administering the Plan;

      B. With care, skill, prudence and diligence under the circumstances then prevailing that a prudent person, acting in a like capacity and familiar with such matters, would use in the conduct of an enterprise of a like character and with like aims;

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

      C. To the extent it exercises investment discretion, by diversifying the investments of the Plan so as to minimize the risk of large losses, unless under the circumstances it is clearly prudent not to do so; and

      D. In accordance with the terms of this Plan and Trust Agreement insofar as such provisions are consistent with the provisions of ERISA.

18.5  Trustee's Acknowledgment of Responsibility

      The Trustee appointed under the Plan and Trust shall acknowledge and accept its appointment by signing this Document or by signing a separate document of acceptance which incorporates the Plan and Trust by reference. The Trustee's acknowledgment or acceptance of any modification of this Document shall be necessary if such modification changes the duties of the Trustee in any way.

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

                                XIX. CONSTRUCTION

This Agreement shall be construed in accordance with the Code, ERISA and regulations issued thereunder and, to the extent not superseded thereby, the laws of the State of Washington.

Immunex Corporation Profit Sharing 401(k) Plan and Trust              Page XIX-1

                            XX. LIABILITY OF TRUSTEE

20.1   Actions of Trustee Conclusive

       In the performance of its duties under the Trust, the Trustee shall exercise good faith and comply with the standard of care imposed upon it and with the terms of this Agreement. The Trustee shall have the authority to interpret its responsibilities hereunder, and, in the absence of fraud or breach of fiduciary responsibility, the Trustee's interpretation shall be conclusive. In case any dispute or doubt arises as to the Trustee's rights, liabilities or duties hereunder, the Trustee may employ counsel and take the advice of such counsel as it may select and shall be fully protected in acting upon and following such advice, except to the extent otherwise provided by law. The Trustee shall be entitled to reimburse itself from the Trust Fund for reasonable expenses thereby incurred, to the extent such expenses are not paid by the Employer.

20.2   Distributions by Trustee

       Until the Trustee receives written notice of any agreement or occurrence having effect upon any rights hereunder, including but not limited to birth, marriage, divorce, death and/or agreements between Spouses, the Trustee shall incur no liability for distributions made.

20.3   Expenses of Administration

       In the event the Employer files for reorganization or protection from creditors under the bankruptcy laws, or files a petition in bankruptcy, or an assignment of assets for creditors, the Trustee shall pay from Trust assets any unpaid expenses for services rendered to the Plan, including but not limited to administration, actuarial and consulting services.

20.4   Indemnity of Trustee

       The Employer shall indemnify and hold harmless the Trustee from any loss or liability (including reasonable attorneys' fees) incurred as a result of (a) following any direction (or not acting in the absence of direction) from the Employer, the Plan Administrator, an Investment Manager, or any other person authorized by the Employer to issue direction to the Trustee; and (b) its good faith performance of its duties hereunder, except for its own negligence, breach of fiduciary duty, or willful misconduct.

Immunex Corporation Profit Sharing 401(k) Plan and Trust               Page XX-1

                     XXI. RESIGNATION OR REMOVAL OF TRUSTEE

21.1   Resignation

       The Trustee may resign at any time by giving the Employer at least sixty
       (60) days written notice of such resignation sent by registered mail. In such event, the Employer shall designate a successor Trustee within sixty
       (60) days, and failing in which, the Trustee may petition an appropriate court to designate a successor Trustee, which successor Trustee may be a corporate Trustee or an individual Trustee.

21.2   Removal

       The Employer may remove a Trustee with or without cause by giving the Trustee at least sixty (60) days' written notice and by appointing a successor Trustee, Trustees, corporate or individual, or any combination of Trustees.

21.3   Settlement of Account

       Upon the resignation or removal of the Trustee, all right, title and interest of such Trustee in the assets of the Trust and all rights and privileges under this Agreement theretofore vested in such Trustee, shall vest in the successor Trustee, and thereupon, all future liability of such Trustee shall terminate; provided, however, that the Trustee shall execute, acknowledge and deliver all documents and written instruments which are necessary to transfer and convey the right, title and interest in the Trust assets and all rights and privileges to the successor Trustee.

Immunex Corporation Profit Sharing 401(k) Plan and Trust              Page XXI-1

                                   XXII. SUITS

If any person or party to this Agreement shall request the Trustee to bring any action at law or suit in equity to determine any of the provisions or rights arising out of this Agreement, the Trustee shall not be obligated to bring such suit unless the Trustee is fully indemnified for all costs of such action, including a reasonable sum for attorneys' fees.

Immunex Corporation Profit Sharing 401(k) Plan and Trust             Page XXII-1

                        XXIII. MERGERS AND CONSOLIDATIONS

In the case of any merger or consolidation with any other plan or a transfer of assets or liabilities to any other plan, each Participant shall be entitled to be credited with a benefit immediately after such merger, consolidation or transfer which is equal to the benefit to which he would have been entitled immediately before such merger or consolidation had the Plan then terminated.

Immunex Corporation Profit Sharing 401(k) Plan and Trust            Page XXIII-1

                     XXIV AMENDMENT AND TERMINATION OF PLAN

24.1   Right to Amend and Terminate

       The Employer represents that the Plan is intended to be a continuing and permanent program for Participants but reserves the right to terminate the Plan at any time. The Employer may modify, alter or amend the Plan in whole or in part, at any time and for any reason.

24.2   No Revesting

       No termination, modification, alteration or amendment shall have the effect of revesting in the Employer any of its contributions or the income derived therefrom.

24.3   Exclusive Benefit of Participants

       At no time during the existence hereof or at its termination may the Plan assets be used for or directed to purposes other than for the exclusive benefit of Participants or their Beneficiaries.

24.4   Termination and Discontinuance of Contributions

       The Employer shall have the right, at any time, to discontinue its contributions hereunder and to terminate, or partially terminate, this Agreement (and the Plan and Trust established hereunder). Upon complete discontinuance of the Employer's contributions or full or partial termination of the Plan, the Accounts and rights to benefits of all affected Participants shall become fully vested and shall not thereafter be subject to forfeiture, except to the extent that law or regulations may preclude such vesting in order to prevent discrimination in favor of Highly Compensated Employees. Upon final termination of the Plan, the Plan Administrator shall direct the Trustee to distribute to the Participants all assets remaining in the Trust after payment of any expenses properly chargeable against the Trust in accordance with the value credited to such Participants, as of the date of such termination, in cash or in kind and in such manner as the Plan Administrator shall determine.

Immunex Corporation Profit Sharing 401(k) Plan and Trust             Page XXIV-1

                        XXV. RIGHT TO DISCHARGE EMPLOYEES

Neither the establishment of the Plan, nor any modification thereof, nor the payment of any benefit shall be construed as giving any Participant or any other person any legal or equitable right against the Employer or the Trustee, unless the same shall be specifically provided for in the Plan, nor as giving any Employee or Participant the right to be retained in the employ of the Employer. All Employees shall remain subject to discharge by the Employer to the same extent as if the Plan had never been adopted.

Immunex Corporation Profit Sharing 401(k) Plan and Trust              Page XXV-1

                          XXVI. RETURN OF CONTRIBUTIONS

26.1  Mistake of Fact

      In the event a contribution is made by reason of a mistake of fact, the amount that would not have been contributed had the mistake not occurred may be returned to the Employer if the amount is returned within one year of the mistaken contribution.

26.2  Allowance of Deductibility

      All contributions to the Plan are conditioned upon their deductibility under Code Section 404. Notwithstanding any provision herein to the contrary, to the extent a deduction is disallowed, the deduction shall be returned to the Employer if the Employer so requests and the amount is returned within one year of the disallowance.

Immunex Corporation Profit Sharing 401(k) Plan and Trust             Page XXVI-1

                               XXVII. PUERTO RICO

To the extent Puerto Rican law imposes different limits or requirements than those set forth above for plan qualification, the terms and provisions of the Plan shall be deemed to have been modified to reflect those limits and requirements with respect to any Eligible Employees employed in Puerto Rico.

Immunex Corporation Profit Sharing 401(k) Plan and Trust            Page XXVII-2

      IN WITNESS WHEREOF, the parties hereto have caused this Document to be executed this 25th day of February, 2002.

                                            IMMUNEX CORPORATION

                                            By: /s/ David A. Mann
                                                --------------------------------
                                               Title Executive Vice President
                                                     ---------------------------
                                                     and Chief Financial Officer
                                                     ---------------------------

                                            SECURITY TRUST COMPANY, as Trustee

                                            By: /s/ Nicole McDermott
                                                --------------------------------
                                               Title Vice President
                                                     ---------------------------

Immunex Corporation Profit Sharing 401(k) Plan and Trust            Page XXVII-3

                                 AMENDMENT NO. 1
                                       TO
                               IMMUNEX CORPORATION
                      PROFIT SHARING 401(k) PLAN AND TRUST

     This Amendment No. 1 is made to the Immunex Corporation Profit Sharing 401(k) Plan and Trust (the "Plan"), which was originally effective January 1, 1987, and most recently amended and restated effective January 1, 2000. All terms defined in the Plan shall have the same meaning when used herein. All provisions of the Plan not amended by this Amendment No. 1 shall remain in full force and effect.

     Effective March 1, 2002, the first sentence of Section 4.1A is amended to read as follows:

          Each Participant may elect, effective as of the first day of any month coincident with or following the Participant's Enrollment Date, by filing a Salary Deferral Agreement with the Plan Administrator within such time as the Plan Administrator may determine, to defer any whole percentage of the Participant's Compensation not to exceed 30%, but in any event, the amount of deferral shall not exceed the Section 402(g) Limit.

     The Employer has caused this Amendment to be executed on the date indicated below.

                                              IMMUNEX CORPORATION


Dated: February 28, 2002                      By: /s/ Philip Laub
                                                 -------------------------------
                                                 Its: VP, HR
                                                     ---------------------------

                                 AMENDMENT NO. 2
                                       TO
                               IMMUNEX CORPORATION
                      PROFIT SHARING 401(K) PLAN AND TRUST

     This Amendment No. 2 is made to the Immunex Corporation Profit Sharing 401(k) Plan and Trust (the "Plan"), which was originally effective January 1, 1987, and most recently amended and restated effective January 1, 2000. All terms defined in the Plan shall have the same meaning when used herein. This Amendment shall be effective as of the effective date of Amgen Inc.'s acquisition of Immunex Corporation. All provisions of the Plan not amended by this Amendment No. 2 shall remain in full force and effect.

     1. The name of the Plan is hereby changed to the Amgen Inc. Profit Sharing 401(k) Plan and Trust, and all references in the Plan thereto are hereby revised accordingly. To that end, Section 1.1 is amended to read as follows:

         1.1  Name

              This Plan shall be known as the Amgen Inc. Profit Sharing 401(k) Plan and Trust.

     2.  Section 2.6 is amended to read as follows:

         2.6  Board

              "Board" means the Board of Directors of Amgen Inc.

     3. Sections 2.6 (Code) through 2.35 (Year of Service) are renumbered as Sections 2.7 through 2.36, respectively, and all references thereto in the Plan are revised accordingly.

     4.  Effective March 1, 2002, the third sentence of the first paragraph of
Section 2.8 (as renumbered) is amended to read as follows:

         Notwithstanding the foregoing, (i) Compensation shall include amounts excludable from the Employee's gross income by reason of Code Section 125, 402(e)(3), 402(h) or 403(b), and (ii) solely for purposes of Sections 2.27, 4.1A, 4.1E, 4.2A and 5.2A, Compensation shall not include commissions or, effective March 1, 2002, any amounts paid pursuant to the Immunex Corporation Retention Plan or the Immunex Corporation Employee Severance Plan.

     5.  Section 2.11 (as renumbered) is amended to read as follows:

         2.11 Employer

          "Employer" means Immunex Corporation (or any successor thereof) and any Affiliate that, with the consent of the Board, elects to adopt the Plan; provided, that for purposes of Article XV (Administrative Committee), Article XXI (Resignation or Removal of Trustee) and
          Article XXIV (Amendment and Termination of Plan), Employer means Amgen Inc.

6.   Sections 6.4, 6.5 and 6.6 are amended to read as follows:

     6.4  Voting of Stock Held in Investment Funds

          With respect to each Participant's investment in any Investment Fund, other than the Amgen Inc. Common Stock Fund, the Trustee shall vote the number of shares credited to each Participant's Account, in each case, in a manner that the Trustee believes to be consistent with its fiduciary duties under Section 404 of ERISA.

     6.5  Voting of Amgen Stock

          With respect to each Participant's investment in the Amgen Inc. Common Stock Fund, before each annual or special meeting of the stockholders of Amgen Inc., Amgen Inc. will furnish such Participant with a copy of the proxy solicitation material for such meeting, together with a form addressed to the Trustee requesting the Participant's confidential instructions on how the shares of Amgen Inc. common stock ("Shares") allocated to the Participant's Account should be voted on each matter to come before the meeting. The number of Shares allocated to a Participant's Account will be determined by multiplying the number of Shares held in the Amgen Inc. Common Stock Fund as of the applicable record date by a fraction, the numerator of which is the number of units of such Fund held in the Participant's Account as of the applicable record date and the denominator of which is the total number of outstanding units of such Fund as of such date. Upon receipt of such instructions, the Trustee shall vote Shares allocated to each Participant's Account (including fractional as well as whole Shares) in accordance with timely directions of such Participant; provided, that a failure of a Participant to timely and affirmatively direct the manner in which Shares allocated to the Participant's Account are to be voted shall be deemed for purposes of this Section to be an affirmative direction to abstain from voting.

     6.6  Tender of Amgen Stock

          The Trustee shall, with respect to Shares allocated to that portion of each Participant's Account invested in the Amgen Inc. Common Stock

               Fund, act in response to any tender offer or exchange offer for Shares commenced by a person or persons, including, but not limited to, a tender offer or exchange offer within the meaning of the Securities Exchange Act of 1934, as amended from time to time (all such tender or exchange offers collectively, a "tender offer"), in accordance with timely directions of such Participant; provided, that a failure of a Participant to timely and affirmatively direct the manner in which the Trustee is to act in response to a tender offer with respect to Shares allocated to the Participant's Account shall be deemed for purposes of this Section to be an affirmative direction not to take action with respect to such Shares. For purposes of determining the number of Shares to be the subject of any particular response to a tender offer, the Trustee shall use the nearest practicable date as determined by the Trustee. The number of Shares allocated to a Participant's Account will be determined by multiplying the number of Shares held in the Amgen Inc. Common Stock Fund as of the relevant date by a fraction, the numerator of which is the number of units of such Fund held in the Participant's Account as of such date and the denominator of which is the total number of outstanding units of such Fund as of such date. Amgen Inc. and the Trustee each shall use its best efforts to timely distribute or to cause to be distributed to each Participant such information as is being distributed to other stockholders of Amgen Inc. in connection with any such tender offer.

     7.   The last sentence of Section 12.1(A) is amended to read as follows:

          Notwithstanding the foregoing, if the Plan Administrator establishes an Investment Fund that is designed to invest primarily in the common stock of Amgen Inc., a Participant (or Beneficiary, as applicable) may elect to receive such whole shares of Amgen Inc. common stock as are allocated to that portion of the Participant's vested Accounts that is invested in such Investment Fund (with cash for any fractional shares), in lieu of receiving cash for such portion of the Participant's Accounts.

     8.   The third sentence of Section 15.12 is amended to read as follows:

          In addition, all or a portion of the Plan's assets can be invested in "qualifying employer securities," within the meaning of Section 407(d)(5) of ERISA, including, but not limited to, common stock of Amgen Inc.

     The Employer has caused this Amendment No. 2 to be executed on the date indicated below.

                               IMMUNEX CORPORATION

Dated:   July 12, 2002                      By:   /s/ Edward Fritzky
       -------------------------                --------------------------------
                                                  Its:  Chief Executive Officer
                                                       -------------------------

Accepted:

                                            SECURITY TRUST COMPANY, as Trustee

                                            By:  /s/ Nicole McDermott
                                                --------------------------------
Dated:   July 15, 2002                            Its:  Vice President
       -------------------------                       -------------------------